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                                                                   EXHIBIT 10.61




                      DEED OF TRUST AND SECURITY AGREEMENT
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                      DEED OF TRUST AND SECURITY AGREEMENT

                                TABLE OF CONTENTS

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         1.       Payment of Indebtedness ................................................................        7

         2.       Covenants of Title .....................................................................        7

         3.       Usury ..................................................................................        8

         4.       Impositions ............................................................................        8

         5.       Escrow Deposits ........................................................................        9

         6.       Change in Taxes ........................................................................       12

         7.       Insurance ..............................................................................       13

         8.       Insurance/Condemnation Proceeds ........................................................       14

         9.       Restoration Following Fire and Other Casualty or Condemnation ..........................       16

         10.      Disposition of Condemnation or Insurance Proceeds ......................................       22

         11.      Fire and Other Casualty; Self-Help .....................................................       24

         12.      Rent Insurance Proceeds ................................................................       25

         13.      Intentionally omitted ..................................................................       25

         14.      Repair; Alterations; Waste; Environmental ..............................................       25

         15.      Intentionally Omitted ..................................................................       30

         16.      Independence of Security ...............................................................       30

         17.      No Other Liens; Secondary Financing ....................................................       31

         18.      Management .............................................................................       35

         19.      Intentionally omitted ..................................................................       36

         20.      Sidewalks, Municipal Charges ...........................................................       36

         21.      Ground Lease ...........................................................................       36

         22.      Future Leases ..........................................................................       44

         23.      Intentionally Omitted ..................................................................       47

         24.      Leases; Foreclosure ....................................................................       47

         25.      One-Time Transfer of Ownership .........................................................       47




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
         26.      Events of Default ......................................................................       52

         27.      Remedies Upon Default ..................................................................       54

         28.      Acceleration Interest ..................................................................       58

         29.      Late Charge ............................................................................       59

         30.      Waiver of Statutory Rights .............................................................       59

         31.      Security Interest ......................................................................       60

         32.      Right of Entry .........................................................................       61

         33.      Estoppel Certificate ...................................................................       61

         34.      Annual Statements ......................................................................       61

         35.      Rights Cumulative ......................................................................       63

         36.      Subrogation ............................................................................       63

         37.      No Waiver ..............................................................................       63

         38.      Deed of Trust Extension ................................................................       63

         39.      Indemnification ........................................................................       64

         40.      Nonrecourse ............................................................................       64

         41.      Attorneys' Fees ........................................................................       67

         42.      Administrative Fees ....................................................................       67

         43.      Trustee's Costs and Expenses; Governmental Charges .....................................       68

         44.      Protection of Security; Costs and Expenses .............................................       68

         45.      Notices ................................................................................       70

         46.      Release ................................................................................       71

         47.      Applicable Law .........................................................................       71

         48.      Intentionally Omitted ..................................................................       71

         49.      Invalidity .............................................................................       72

         50.      Captions ...............................................................................       72

         51.      Modifications ..........................................................................       72

         52.      Bind and Inure .........................................................................       72

         53.      Replacement of Notes ...................................................................       72

         54.      Time of the Essence ....................................................................       73




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
         55.      Approvals and Consents .................................................................       73

EXHIBIT A - LEGAL DESCRIPTION ............................................................................       78

Exhibit B - Form of Subordination, Nondisturbance and Attornment Agreement ...............................       82




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
                      DEED OF TRUST AND SECURITY AGREEMENT


         THIS DEED OF TRUST is made as of July 23, 1996, by 1700 LINCOLN LIMITED, a Colorado limited partnership whose general partners are ARICO-Denver, Inc., and 1700 Lincoln, Inc., having its principal place of business at 126 East 56th Street, New York, New York, 10022 (herein referred to as "Grantor") to the Public Trustee of the City and County of Denver, Colorado (herein referred to as "Trustee") for the benefit of CONNECTICUT GENERAL LIFE INSURANCE COMPANY a Connecticut corporation having its principal place of business at 900 Cottage Grove Road, Bloomfield, Connecticut 06002 ("CGLIC"), AMERICAN GENERAL LIFE INSURANCE COMPANY, a Texas corporation having its principal place of business at 2929 Allen Parkway, Houston, Texas 77019 ("AG") and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, having its principal place of business at 1295 State Street, Springfield, Massachusetts 01111 ("Mass Mutual") (CGLIC, AG and Mass Mutual are hereinafter referred to collectively as "Beneficiary").

                                   WITNESSETH:

         THAT, to secure (i) payment to Beneficiary of the aggregate principal indebtedness of Ninety-Eight Million Dollars ($98,000,000) together with interest thereon, as evidenced by (a) that certain promissory note in the original principal amount of Thirty-two Million Six Hundred Sixty-Six Thousand, Six Hundred Sixty-Six and No/100 Dollars ($32,666,666) (hereinafter referred to as the "CGLIC Note") of even date herewith, and any renewals, extensions or modifications thereof, given by Grantor to CGLIC and made payable to the order of CGLIC, with the final payment being due and payable on August 1, 2001, in and by which CGLIC Note the Grantor promises to pay the said principal indebtedness and interest at the rate and in installments as provided in the CGLIC Note, (b) that certain promissory note in the original principal amount of Thirty-two Million Six Hundred Sixty-Seven Thousand, Six Hundred Sixty-Seven and No/100 Dollars ($32,666,667) (hereinafter referred to as the "AG Note") of even date herewith, and any renewals, extensions or modifications thereof, given by Grantor to AG and made payable to the order of AG, with the final payment being due and payable on August 1, 2001, in and by which AG Note the Grantor promises to pay the said principal indebtedness and interest at the rate and in installments as provided in the AG Note, and (c) that certain promissory note in the original principal amount of Thirty-two Million Six Hundred Sixty-Seven Thousand, Six Hundred Sixty-Seven and No/100 Dollars ($32,666,667) (hereinafter referred to as the "Mass Mutual Note") of even date herewith, and any renewals, extensions or modifications thereof, given by Grantor to Mass Mutual and made payable to the order of Mass Mutual, with the final payment being due and payable on August 1, 2001, in and by which Mass Mutual Note the Grantor promises to pay the said principal indebtedness and interest at the rate and in installments as provided in the Mass Mutual Note, (the CGLIC Note, the AG Note and the Mass Mutual Note are sometimes hereinafter referred to collectively as the "Notes" and individually as a "Note") (ii) the performance of the covenants herein contained and the payment of any monies expended by the Beneficiary in accordance with its rights hereunder, (iii) the payment of all obligations and the performance of all covenants of Grantor under any other loan documents, agreements or instruments between Grantor and Beneficiary given in connection with or related to this Deed of Trust or the Notes, and (iv) any and all additional advances made by Beneficiary to protect or preserve the Security or the security interest created hereby on the Security, or for taxes, assessments, or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or for any other purpose provided herein (whether or not the original Grantor remains the owner of the Security at the time of such advances) (all of the aforesaid indebtedness and obligations of Grantor being herein called the "Indebtedness", and all of the documents, agreements and instruments between Grantor and Beneficiary now or hereafter evidencing or securing the repayment of, or otherwise pertaining to, the Indebtedness being herein collectively called the "Loan Documents"), the Grantor does hereby mortgage, grant, bargain, sell, assign, pledge, transfer, and convey unto Trustee and to Trustee's successors and assigns, in trust, with power of sale and right of entry and possession, all of the following described land, improvements, real and personal property and rents and leases and all of Grantor's estate, right, title and interest therein (hereinafter collectively called the "Security"):

         The land described in Exhibit A attached hereto and made a part hereof situate, lying and being in the City and County of Denver, and State of Colorado (the "Land");

         TOGETHER with all buildings and other improvements now or hereafter located on said Land or any part thereof, including but not limited to, all extensions, betterments, renewals, renovations, substitutes and replacements of, and all additions and appurtenances to the Security (the "Improvements");




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         TOGETHER with all of the right, title and interest of Grantor in and to the land lying in the bed of any street, road, highway or avenue in front of or adjoining the Land to the center lines thereof;

         TOGETHER with all of Grantor's right, title, and interest in, to, and under that certain Lease dated February 5, 1981 (recorded February 9, 1981 in Book 2322 at Page 182) between Lincoln Building Corporation and Grantor, as amended (the "Ground Lease"), the entire interest in the Ground Lease, both as to the lessor and the lessee thereunder, being held by Grantor;

         TOGETHER with the right to use in connection with the operation of the Security the name "One Norwest Center" and any other name similar thereto to the extent that Grantor has the right to assign and pledge such right hereunder;




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
         TOGETHER with all easements now or hereafter located on or appurtenant to the Land and/or the Improvements or under or above the same or any part thereof, rights-of-way, licenses, permits, approvals and privileges, belonging or in any way appertaining to the Land and/or Improvements including without limitation (i) any drainage ponds or other like drainage areas not located on the Land which may be required for water run-off, (ii) any easements necessary to obtain access from the Land to such drainage areas, or to any other location to which Grantor has a right to drain water or sewage (iii) any land required to be maintained as undeveloped land by the zoning rules and regulations applicable to the Land, and (iv) any easements and agreements which are or may be established to allow satisfactory ingress to, egress from and operation of the Land and/or the Improvements;

         TOGETHER with any and all awards heretofore made and hereafter to be made by any governmental, municipal or State authorities to the present and all subsequent owners of the Security for the taking of all or any portion of the Security by power of eminent domain, including, without limitation, awards for damage to the remainder of the Security and any awards for any change or changes of grade of streets affecting the Security, which said awards are hereby assigned to Beneficiary, and Beneficiary, at its option, is hereby authorized, directed and empowered, subject to the terms of this Deed of Trust, to collect and receive the proceeds of any such awards from the authorities making the same and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the Indebtedness, notwithstanding the fact that such amount may not then be due and payable; and Grantor hereby covenants and agrees to and with Beneficiary, upon request by Beneficiary, subject to the terms of this Deed of Trust, to make, execute and deliver, at Grantor's expense, any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid awards to Beneficiary, free, clear and discharged of any and all encumbrances of any kind or nature whatsoever (all of the foregoing Land, Improvements, rights, easements, leasehold interests, rights-of-way, licenses, privileges, and awards, collectively, the "Real Property");

         TOGETHER with all proceeds, insurance or otherwise, paid for the damage done to any of the Security and all proceeds of the conversion, voluntarily or involuntarily, of any of the Security into cash or liquidated claims;

         TOGETHER with all fixtures, machinery, equipment, goods, and every other article of personal property, tangible or intangible, now or hereafter attached to or used in connection with the Real Property, or placed on any part thereof and whether or not attached thereto, appertaining or adapted to the use, management, operation or improvement of the Real Property, insofar as the same and any reversionary right thereto may now or hereafter be owned or acquired by Grantor, including, but without limitation: all partitions; screens; awnings; shades; blinds; floor coverings; hall and lobby equipment; heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevator, escalator, air conditioning and communication plants or systems with appurtenant fixtures; vacuum cleaning systems; call systems; sprinkler systems and other fire prevention and extinguishing apparatus and materials; all equipment, manual, mechanical and motorized, for the construction, maintenance, repair and cleaning of, and removal of snow from, parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets; all equipment, manual, mechanical and motorized, for the transportation of customers or employees to and from the store facilities on the Real Property; all telephone, computers and other electronic equipment and appurtenances thereto, including software; and all other machinery, pipes, poles, appliances, equipment, wiring, fittings, panels and fixtures; and any proceeds therefrom, any replacements thereof or additions or accessions thereto; and all building materials, supplies and other property delivered to the Real Property for incorporation into the Improvements thereon, all of which are declared to be a part of the realty and covered by the lien hereof, but said lien shall not cover any fixture, machinery, equipment or article of personal property which is owned by a tenant or third party manager;

         TOGETHER with all of Grantor's books of accounts and records relating to the Security, including all computers and software relating thereto.

         TOGETHER with all contracts for sale and leases in the nature of sales of the Real Property, or any portion thereof, now and hereafter entered into and all right, title and interest of Grantor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees or contract purchasers; all proceeds and revenue arising from or out of the Real Property or any part thereof; all licenses, permits, franchises, governmental approvals and all sanitary sewer, drainage, water and utility service agreements benefiting the Real Property or any part thereof, together with all accounts, general intangibles, documents, instruments and chattel paper arising from or in connection with the Real Property, including all books and records in connection therewith; and all rights of Grantor under any leases, covenants, agreements, easements, restrictions or declarations recorded with respect to, or as an appurtenance to, the Real Property or any part thereof (all of the tangible and intangible personal property described in this and the previous two paragraphs, collectively, the "Personal Property"), and Grantor's interest, as lessee, under any lease of property included within the description of Personal Property above;

         TOGETHER with all of the right, title and interest of Grantor in and to all and singular the tenements, hereditaments and appurtenances thereunto belonging to or in any way pertaining to the Security; all the estate, right, title and claim whatsoever of Grantor, either in law or in equity, in and to the Security; and any and all other, further or additional title, estate, interest or right which may at any time be acquired by Grantor in or to the Security, and if Grantor shall at any time acquire any further estate or interest in or to Security, the lien of this Deed of Trust shall attach, extend to, cover and be a lien upon such further estate or interest automatically without further instrument or instruments, and Grantor, upon request of Beneficiary, shall execute such instrument or instruments as shall reasonably be requested by Beneficiary to confirm such lien, and Grantor hereby irrevocably appoints Beneficiary as Grantor's attorney-in-fact (which appointment is coupled with an interest) to execute all such instruments if Grantor shall fail to do so within ten (10) days after demand;

         TO HAVE AND TO HOLD the Security, and each and every part thereof, unto the Trustee and its successors and assigns in trust, for the purposes and uses herein set forth.

         AND, Grantor hereby further covenants, agrees and warrants as follows:

         1. Payment of Indebtedness. Grantor will pay the principal indebtedness and interest thereon in accordance with the provisions of the Notes and all prepayment charges, late charges and fees required thereunder, and all extensions, renewals, modifications, amendments and replacements thereof, and will keep and perform all the covenants, promises and agreements and pay all sums provided in, (i) each of the Notes or any other promissory note or notes at any time hereafter issued to evidence the Indebtedness, (ii) this Deed of Trust and (iii) any and all other Loan Documents, all in the manner herein or therein set forth. Subject to Section 40 hereof, each of the persons and/or entities constituting Grantor hereunder shall be fully liable for such payment and performance, and such liability shall be joint and several.

         2. Covenants of Title. Grantor has good and indefeasible title to the entire Real Property in fee simple, has absolute unencumbered title to the Personal Property, and has good right and full power to sell, mortgage and convey the same; the Security is free and clear of easements, restrictions, liens, leases and encumbrances, except those easements, restrictions, liens, leases and encumbrances listed on Schedule B of the policy or policies of title insurance delivered to Beneficiary as of the recordation of this Deed of Trust (the "Permitted Encumbrances"), to which this Deed of Trust is expressly subject, or which may hereafter be created in accordance with the terms hereof; and Grantor will warrant and defend title to the Security against all claims and demands whatsoever except the Permitted Encumbrances. Beneficiary shall have the right, at its option and at such time or times as it, in its sole discretion, shall deem necessary, to take whatever action it may deem necessary to defend or uphold the lien of this Deed of Trust or otherwise enforce any of the rights of Beneficiary hereunder or any obligation secured hereby, including without limitation, the right to institute appropriate legal proceedings for such purposes.

         3. Usury. In no event shall Grantor be bound to pay interest of more than the current legal limit for the use, forbearance or detention of the money loaned pursuant to the Loan Documents, the right to demand any such excess being hereby expressly waived by Beneficiary.

         4. Impositions. Subject to the provisions of Section 5 hereof, Grantor will pay, not later than fifteen (15) days before the last day on which the same may be paid without penalty or interest, all real estate taxes, sewer rents, water charges and all other municipal and governmental assessments, rates, charges, impositions and liens (hereinafter referred to as "Impositions") which now or hereafter are imposed by law upon the Security, whether relating directly to the Security or to property adjoining or abutting the Security. If any Imposition is not paid within the time hereinabove specified, Beneficiary shall have the right to pay the same, together with any penalty and interest thereon, and the amount or amounts so paid or advanced shall forthwith be payable by Grantor to Beneficiary and shall be secured by the lien of this Deed of Trust. Grantor may in good faith contest, at Grantor's own cost and expense, by proper legal proceedings, the validity or amount of any Imposition, on the condition that Grantor first shall deposit with Beneficiary, as security for the payment of such contested item, an amount equal to the contested item plus all penalties and interest which would be payable if Grantor is ultimately required to pay such contested item, and on the further condition that no amount so contested may remain unpaid for such length of time as shall permit the Security, or the lien thereon created by the item being contested, to be sold for the nonpayment thereof, or as shall permit an action, either of foreclosure or otherwise, to be commenced by the holder of any such lien. Grantor will not claim any credit on, or make any deduction from the Indebtedness by reason of the payment of any Imposition.

         Grantor hereby assigns to Beneficiary all rights of Grantor now or hereafter arising in and to the refund of any Imposition and any interest thereon. If upon receipt of any such refund by Beneficiary, there exists no Event of Default (as hereinafter defined) hereunder, then Beneficiary shall pay over the same to Grantor promptly after such receipt; if there then exists an Event of Default hereunder, Beneficiary may apply said refund in reduction of the Indebtedness in whatever order Beneficiary may elect.

         5. Escrow Deposits. Grantor shall deposit with Beneficiary or with an escrow agent selected by Grantor and approved by Beneficiary, on the first day of the calendar month immediately following the date of this Deed of Trust and on the first day of each calendar month thereafter (each of which dates is hereinafter called the "monthly escrow deposit date") until the payment in full of the Indebtedness, an amount equal to one-twelfth of the sum of: (a) the Impositions to be levied, charged, assessed or imposed upon or for the Security within one year after said monthly tax deposit date, and (b) the total annual insurance premiums for all insurance required to be maintained by

Grantor under this Deed of Trust ("Insurance Premiums"). If on any monthly escrow deposit date the amount of Impositions or Insurance Premiums to be levied, charged, assessed or imposed within the ensuing one year period shall not be fixed, such amount for the purpose of computing the deposit to be made by Grantor hereunder, shall be estimated by Beneficiary, with appropriate adjustment when the amount of such Impositions and Insurance Premiums is fixed.

         The sums deposited by Grantor under this Section shall be held in an interest bearing account with interest being retained by Beneficiary and free of trust except to the extent, if any, that applicable law shall otherwise require and applied in payment of such Impositions and Insurance Premiums when due. Grantor shall give thirty (30) days prior written notice to Beneficiary in each instance when an Imposition or Insurance Premium is due, specifying the Imposition or Insurance Premium to be paid and the amount thereof, the place of payment and the last day on which the same may be paid in order to be within the time limit specified in Section 4 hereof entitled "Impositions" or the last day before which an Insurance Premium becomes delinquent "Due Date".

         Notwithstanding the foregoing provision and so long as Grantor holds title to and controls the Security, Impositions and Insurance Premiums are paid in full when due and there exists no uncured default for which notice is not required nor any other uncured defaults with respect to which notice has previously been given, the interest earned by such escrows, less reasonable escrow costs, will be paid to Grantor on a quarterly basis.

         If for any reason the sums on deposit with Beneficiary or escrow agent under this Section shall not be sufficient to pay an Imposition or Insurance Premium within the Due Date, then Grantor shall, within ten (10) days after demand by Beneficiary, deposit a sum which, when added to all subsequent deposits, to be made by Grantor hereunder prior to the Due Date will enable

Beneficiary to pay such Imposition or Insurance Premium in full, together with any penalty and interest thereon. Beneficiary may change its estimate of Impositions and Insurance Premiums for any period, on the basis of a change in an assessment or tax rate or equalization factor or on the basis of a prior miscalculation or for any other reasonable cause, in which event Grantor shall deposit with Beneficiary or escrow agent within ten (10) days after demand the amount of any excess of the deposits which would theretofore have been payable under the revised estimate over the sums actually deposited.

         If any Imposition shall be levied, charged, assessed or imposed upon or for the Security, or any portion thereof, and if such Imposition shall also be a levy, charge, assessment or imposition upon or for any other premises not covered by the lien of this Deed of Trust, then the computation of the amounts to be deposited under this Section shall be based upon the entire amount of such Imposition and Grantor shall not have the right to apportion any deposit with respect to such Imposition.

         Upon an assignment of this Deed of Trust, the Beneficiary shall have the right to arrange to transfer all amounts deposited and still in its possession to the assignee and Beneficiary shall thereupon be completely released from all liability with respect to such deposit and the Grantor or owner of the Security shall look solely to the assignee or transferee in reference thereto.

         Upon the payment in full by Grantor of the entire Indebtedness, any sums then held by Beneficiary under this Section shall be refunded to Grantor.

         All amounts deposited shall be held by Beneficiary as additional security for the sums secured by this Deed of Trust, and Grantor hereby grants to Beneficiary a security interest in such sums, and upon the occurrence of an Event of Default hereunder Beneficiary may, in its sole and absolute discretion, apply said amounts to the payment of the Indebtedness in whatever order Beneficiary may elect.

         Immediately upon receipt of such by Grantor, Grantor shall deliver to Beneficiary copies of all notices, demands, claims, bills, and receipts in relation to the Impositions and Insurance Premiums.

         Notwithstanding the foregoing provisions, Beneficiary will waive the requirement for deposits as to that portion of Impositions payable directly to the governmental or other authority by tenants under the terms of leases approved by Beneficiary, provided satisfactory proof of payment is promptly furnished to Beneficiary.

         6. Change in Taxes. In the event any tax shall be due or become due and payable to the United States of America, the State or any political subdivision thereof with respect to the execution and delivery or recordation of this Deed of Trust or any other Loan Document or the interest of the Beneficiary in the Security, Grantor shall pay such tax at the time and in the manner required by applicable law and Grantor shall hold Beneficiary harmless and shall indemnify Beneficiary against any liability of any nature whatsoever as a result of the imposition of any such tax. In the event of the enactment, after the date of this instrument, of any law changing in any way the present law as to the taxation of notes or debts secured by mortgages, for, Federal, State, or local purposes, or the manner of collection of any Impositions, so as to affect this Deed of Trust or the Notes secured hereby, then Grantor shall upon demand make such payments to Beneficiary and take such other steps, as may be necessary in Beneficiary's reasonable judgment, to place Beneficiary in the same financial position as it was prior to any such enactment, failing which, or if Grantor is not permitted by law to make such payments, the Indebtedness shall, at the option of Beneficiary, immediately become due and payable.

         7. Insurance. Grantor shall at all times until the Indebtedness shall be paid in full, keep the Security insured against loss or damage for its full replacement cost (which cost may be reset from time to time at Beneficiary's reasonable election, but not more frequently than once per year) under policies of All Risk Replacement Cost Insurance with Agreed Amount Endorsement (including risks of war and nuclear explosion, if available), and shall further provide flood insurance (if the Security is situated in an area which is considered a flood risk area by the federal government or any agency thereof), boiler and machinery insurance, rent loss insurance in an amount sufficient to cover the total of all rents accruing from the Security for a one year period, comprehensive general liability insurance in a minimum amount of $1,000,000, and excess or umbrella liability of at least $25,000,000, and during any period of restoration, a policy or policies of builder's "all risk" insurance in an amount not less than the full insurable value of the Security against such risks as Beneficiary may reasonably request and such other appropriate insurance as Beneficiary may reasonably require from time to time for hazards commonly insured against by owners of properties similar to the Security, in such amounts and with such companies as shall be approved by Beneficiary with a Best's rating of A:XII or better, and will assign and deliver the original or a certified copy of the policy or policies of such insurance to Beneficiary (or in the case of a blanket policy, an Acord 27). Each such policy shall name Beneficiary as an additional insured and each policy other than Grantor's commercial general liability policy shall provide that all proceeds with respect to the Security shall be payable to Beneficiary, that the same may not be cancelled or modified except upon thirty (30) days prior written notice to Beneficiary, that no act or thing done by Grantor shall invalidate the policy as against Beneficiary, shall be endorsed with standard noncontributory mortgagee clauses in favor of and in form acceptable to Beneficiary, and shall otherwise be in such form as shall be reasonably acceptable to Beneficiary, so that at all times until the payment in full of the Indebtedness, Beneficiary shall have and hold the said policy and policies as further collateral for the payment of all Indebtedness. If Grantor shall fail to obtain any such policy or policies required by Beneficiary, or shall fail to assign and deliver the same to Beneficiary, then Beneficiary may obtain such insurance and pay the premium or premiums therefor, in which event Grantor shall, on demand of Beneficiary, repay such premium or premiums to Beneficiary and such repayment shall be secured by the lien of this Deed of Trust. If Grantor fails to maintain the level of insurance required under this Deed of Trust, then Grantor shall, subject to Section 40 hereof, indemnify Beneficiary to the extent that a casualty occurs and insurance proceeds would have been available had such insurance been maintained.

         Grantor shall promptly provide to Beneficiary copies of any and all notices (including notice of non renewal), claims, and demands which Grantor receives from insurers of the Security.

         Any insurance required to be provided by Grantor under this Section 7 may be provided by means of a blanket policy insuring the Security as well as other properties of Grantor.

         Effective from and after any Event of Default, Grantor hereby assigns to Beneficiary all rights of Grantor in and to any unearned premiums on any insurance policy required to be furnished by Grantor.

         8. Insurance/Condemnation Proceeds. Grantor hereby assigns to Beneficiary all proceeds of any insurance or condemnation awards which Grantor may be entitled to receive for loss or damage or taking of to the Security. In the event of loss or damage to, or a taking of, the Security, the proceeds of said insurance or condemnation award shall be payable to Beneficiary alone and Grantor hereby authorizes and directs any affected insurance company or government agency to make payment of the insurance proceeds or condemnation awards directly to Beneficiary. In the event that any such insurance proceeds or condemnation awards are paid directly to Grantor, Grantor shall make such proceeds or awards available to Beneficiary within five (5) days of Grantor's receipt thereof. No such loss or damage shall itself reduce the Indebtedness. No settlement, adjustment, or compromise of any claim for a loss shall be effective without Beneficiary's prior written approval. If Grantor fails to take commercially reasonable action to settle, adjust, or compromise such loss or to reasonably advise Beneficiary of the status of settlement negotiations, the Beneficiary shall have the right, upon notice to Grantor, to adjust and compromise such loss without the consent of the Grantor, to collect and receive such proceeds or awards in the name of Beneficiary and Grantor and to endorse the Grantor's name upon any check in payment thereof. Subject to the provisions of Sections 9, 10, and 11 hereof, such proceeds or awards shall be applied first toward reimbursement of all costs and expenses of the Beneficiary in collecting said proceeds or awards, then toward payment of the Indebtedness or any portion thereof, whether or not then due and payable, in whatever order Beneficiary may elect, or the Beneficiary may, at its option, apply said insurance proceeds or condemnation awards in whole or in part toward restoration of the Security for which such insurance proceeds or condemnation awards shall have been paid.

         In the event of foreclosure of this Deed of Trust or other transfer of title to the Security and extinguishment, in whole or in part, of the Indebtedness, all right, title, and interest of Grantor in and to any proceeds or payments in satisfaction of claims then pending, shall pass to the purchaser or grantee notwithstanding the amount of any bid at such foreclosure sale. Nothing contained herein shall prevent the accrual of interest as provided in the Notes on any portion of the principal balance due under the Notes until such time as the insurance proceeds or condemnation awards are actually received and applied to reduce the principal balance outstanding.

         9. Restoration Following Fire and Other Casualty or Condemnation. In the event of damage to the Security by reason of fire or other hazard or casualty, Grantor shall give prompt written notice thereof to Beneficiary and shall proceed with reasonable diligence to perform repair, replacement and/or rebuilding work (hereinafter referred to as the "Work") to restore the Security to its condition prior to such damage in full compliance with all legal requirements. In the event of a taking by power of eminent domain or conveyance in lieu thereof ("condemnation"), if restoration is feasible as reasonably determined by Beneficiary, then Grantor shall proceed with reasonable diligence to perform such restoration (also referred to as the "Work"). Before commencing the Work, Grantor shall comply with the following requirements:

                  (a) Grantor shall furnish to Beneficiary complete plans and specifications for the Work, for Beneficiary's approval, which approval shall not be unreasonably withheld. Beneficiary shall notify Grantor of such approval or disapproval (and the reasons therefor) or its request for additional information within fifteen (15) business days after the receipt of such plans. Said plans and specifications shall bear the signed approval thereof by an architect satisfactory to Beneficiary and shall be accompanied by the architect's signed estimate, bearing the architect's seal, of the entire cost of completing the Work. Anything to the contrary provided in this Paragraph (a) notwithstanding, but without limiting any provision or requirement under other Paragraphs under this Section 9, Beneficiary shall not withhold its approval of any restoration plans that provide for restoration of the Improvements to substantially equivalent condition as existed prior to the applicable casualty.

                  (b) Grantor shall furnish to Beneficiary certified copies of all permits and approvals required by law in connection with the commencement and conduct of the Work.

                  (c) If Beneficiary requires, Grantor shall furnish to

         Beneficiary, prior to the commencement of the Work, a surety bond for or guaranty of completion of and payment for the Work, which bond or guaranty shall be in form satisfactory to Beneficiary and shall be signed by a surety or sureties, or guarantor or guarantors, as the case may be, who are acceptable to Beneficiary, and in either case for an amount not less than the architect's estimate of the entire cost of completing the Work, less the amount of insurance proceeds or condemnation award, if any, then held by Beneficiary and which Beneficiary shall have elected or be required to apply toward restoration of the Security as provided in Section 10 hereof. If, prior to commencement of the Work, the insurance proceeds or condemnation award has not yet been received, the amount of any surety bond required hereunder shall be based on Beneficiary's estimate of the insurance proceeds or condemnation award which will be forthcoming.

         Grantor shall not commence any of the Work, until Grantor shall have complied with the above requirements, and thereafter Grantor shall perform the Work diligently and in good faith in accordance with the plans and specifications referred to in subsection (a) above.

         If, as provided in Section 10 hereof, Beneficiary shall have elected or is required to apply any insurance proceeds or condemnation awards toward restoration of the Security, then so long as the Work is being diligently performed by Grantor in accordance with the provisions of this Deed of Trust, Beneficiary shall disburse such insurance proceeds or condemnation awards to Grantor from time to time during the course of the Work in accordance with the following provisions:

                  A. The Work shall be in the charge of an experienced construction manager or general contractor reasonably satisfactory to Beneficiary with the consultation of an architect or engineer;

                  B. Each request for payment shall not be made more often than at thirty (30) day intervals on ten (10) business days prior notice to Beneficiary, and shall be accompanied by a certificate, satisfactory to Beneficiary, of the architect or engineer, dated not more than ten (10) days prior to the application for withdrawal of funds, stating:

                           (i) that all of the Work for which payment is being requested is in place and has been completed in compliance with the approved plans and specifications and all applicable legal requirements;

                          (ii) that the sum then requested to be withdrawn has been paid by Grantor and/or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons (whose names and addresses shall be stated) who have rendered or furnished certain services or materials for the Work and giving a brief description of such services and materials and the principal subdivisions or categories thereof and the respective amounts so paid or due to each of said persons in respect thereof and stating the progress of the Work up to the date of said certificate;

                         (iii) that the sum then requested to be withdrawn, plus all sums previously withdrawn, does not exceed the cost of the Work insofar as actually accomplished up to the date of such certificate;

                          (iv) that the remainder of the moneys held by Beneficiary will be sufficient to pay in full for the completion of the Work;

                           (v) that no part of the cost of the services and materials described in the foregoing paragraph (ii) of this Clause B has been or is being made the basis of the withdrawal of any funds in any previous or then pending application; and

                          (vi) that, except for the amounts, if any, specified in the foregoing paragraph (ii) of this Clause B to be due for services or materials, there is no outstanding indebtedness known, after due inquiry, which is then due and payable for work, labor, services or materials in connection with the Work which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or other similar lien upon the Security or any part thereof, except amounts for which the Grantor disputes and for which no lien has been filed, or if a lien has been filed, for which Grantor has provided bonding in an amount approved by Beneficiary.

                  C. Grantor shall deliver to Beneficiary satisfactory evidence that the Security and every part thereof, and all materials and all property described in the certificate furnished pursuant to the foregoing Clause B, are free and clear of all mortgages, liens, charges or encumbrances, except (a) encumbrances, if any, securing indebtedness due to persons (whose names and addresses and the several amounts due them shall be stated) specified in said certificate furnished pursuant to the foregoing Clause B, which encumbrances will be discharged upon disbursement of the funds then being requested, and (b) this Deed of Trust. Beneficiary shall accept as satisfactory evidence under this

         Clause C a certificate of a title insurance company acceptable to Beneficiary or an endorsement to Beneficiary's existing loan title policy insuring the lien of this Deed of Trust, dated as of the date of the making of the disbursement, confirming the foregoing.

                  D. Prior to the first advance, Grantor shall deliver to Beneficiary a survey of the Security dated as of a date within ten (10) days prior to the making of the advance (or revised to a date within ten days prior to the advance and periodically thereafter as Beneficiary shall reasonably request) showing no encroachments other than those, if any, acceptable to Beneficiary.

                  E. There shall be no Event of Default by Grantor under any of the Notes or under any other of the Loan Documents, or any state of facts existing which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

         Beneficiary at its option may waive any of the foregoing requirements.

         Upon compliance by Grantor with the foregoing Clauses A, B, C, D, and E (except for such requirements, if any, as Beneficiary at its option may have waived), Beneficiary shall, to the extent of the insurance proceeds or condemnation award, if any, which Beneficiary shall have elected or be required hereunder to apply to restoration of the Security, pay or cause to be paid to the persons named in the certificate furnished pursuant to the foregoing paragraph (i) of Clause B, the respective amounts stated in said certificate to be due them, less ten percent (10%) retainage, or such other retainage percentage as Beneficiary may approve ("Retainage"), and shall pay to Grantor the amounts stated in said certificate to have been paid by Grantor, less Retainage.

         If upon completion of the Work there shall be insurance proceeds or condemnation awards held by Beneficiary over and above the amounts withdrawn pursuant to the foregoing provisions, plus Retainage, then Beneficiary shall, as long as there shall exist no Event of Default under any of the Notes or under any of the Loan Documents, or any state of facts existing which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, pay over such proceeds to Grantor; or if such Event of Default or state of facts exists, then Beneficiary, may retain such proceeds or awards and apply the same in reduction of the Indebtedness, in whatever order Beneficiary may elect.

         Upon completion of Work, in addition to the requirements of the foregoing Clauses A, B, C, D, and E Grantor shall promptly deliver to
Beneficiary:

                  (a) A written certificate of the architect or engineer that the Work has been substantially completed (subject only to punch list items) in a good and workmanlike manner in accordance with the approved plans and specifications;

                  (b) A written report and policy of a title insurance company acceptable to Beneficiary insuring the Security against mechanics' and materialmen's liens;

                  (c) A certificate by Grantor in form and substance satisfactory to Beneficiary, listing all costs and expenses in connection with the completion of the Work and the amount paid by Grantor with respect to the Work;

                  (d) A temporary certificate of occupancy and all other applicable certificates, licenses, consents and approvals issued by governmental agencies or authorities with respect to the Security and by the appropriate Board of Fire Underwriters or other similar bodies acting in and for the locality in which the Security is situated, provided that within thirty (30) days after completion of the Work, Grantor shall obtain and deliver to Beneficiary a permanent certificate of occupancy for the Security.

         Upon receipt of the foregoing items, Beneficiary shall pay any Retainage held by Beneficiary for the benefit of Grantor.

         10. Disposition of Condemnation or Insurance Proceeds. Subject to the exceptions set forth below, Beneficiary, in its absolute discretion, may decide whether and to what extent, if any, proceeds of insurance or condemnation will be made available to Grantor for repair or restoration of the Security, but Grantor shall effect such repair or restoration as provided above whether or not Beneficiary makes any of such proceeds available for that purpose. Notwithstanding the foregoing, Beneficiary agrees to make insurance or condemnation proceeds available to Grantor for repair or restoration provided:

                  (i) Not more than 40% of the net rentable area of the Real Property is rendered untenantable, and, in the case of a condemnation, the portion of the Security not taken by condemnation has not, in Beneficiary's sole opinion, been rendered economically nonviable by the taking;

                 (ii) There has been no Event of Default under the Loan Documents for the twelve (12) months preceding the damage or taking, and there does not then exist an Event of Default, or any state of facts which, with the passage of time or the giving of notice, or both, would constitute an Event of Default;

                (iii) Grantor can demonstrate to Beneficiary's satisfaction that Grantor has the financial ability to make all scheduled payments when due under the Loan Documents during repair or restoration;

                 (iv) Such damage or taking occurs prior to the last loan year and the Work can be completed prior to the Maturity Date;

                  (v) Annual income from leases in place and approved by Beneficiary that will survive completion of the Work provide coverage of at least 1.30 times the annual debt service;

                 (vi) The Work will return the Improvements to substantially the size, design, and utility as existed immediately before the casualty; and

                (vii) The proceeds are released under the escrow/construction funding arrangements specified in
                           Section 9 hereof, provided, however, that if Grantor can demonstrate to Beneficiary's reasonable satisfaction that the insurance proceeds shall be sufficient to restore and renovate the Security and that the proceeds total less than $500,000, the requirement of an escrow will be waived.

         If Beneficiary is not required and does not elect to make the proceeds available for the Work, then such proceeds shall be applied to reduce the Indebtedness in whatever order Beneficiary may elect. Any application of such proceeds to the principal indebtedness evidenced by the Notes shall be at par and shall cause a pro rata reduction in payments of interest and, if applicable, principal, under the Notes; provided, however, that if there exists an Event of Default, the prepayment fee as provided in the Notes shall also be due.

         11. Fire and Other Casualty; Self-Help. If within one hundred twenty
(120) days after the occurrence of any damage to the Security in excess of $100,000 or the condemnation of any portion of the Security, Grantor shall not have submitted to Beneficiary and received Beneficiary's approval of plans and specifications for the Work or shall not have obtained approval of such plans and specifications from all governmental authorities whose approval is required, or if, after such plans and specifications are approved by Beneficiary and all such governmental authorities, Grantor shall fail to promptly commence the Work, or if thereafter Grantor fails to perform the Work diligently or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with the Work, or, in the case of any loss or damage not in excess of $100,000.00, if Grantor shall fail to complete the Work promptly, then, in addition to all other rights herein set forth, and after giving Grantor twenty
(20) days written notice of the nonfulfillment of one or more of the foregoing conditions Beneficiary, or any lawfully appointed receiver of the Security may at its respective option, perform or cause the Work to be performed, and may take such other steps as it deems advisable to perform the Work, and may enter upon the Security for any of the foregoing purposes, and Grantor hereby waives, for Grantor and all others holding under Grantor, any claim against Beneficiary or such receiver arising out of anything done by Beneficiary or such receiver pursuant to this Section, and Beneficiary may apply insurance proceeds (without the need to fulfill the requirements of Section 9 hereof) to reimburse Beneficiary, and/or such receiver for all amounts expended or incurred by them, respectively, in connection with the performance of the Work, and any excess costs shall be paid by Grantor to Beneficiary upon demand, with interest at the Default Rate (hereinafter defined), and such payment shall be secured by the lien of this Deed of Trust.

         12. Rent Insurance Proceeds. If Grantor shall promptly commence and diligently perform the Work, and there shall be no Event of Default under the Loan Documents, then Beneficiary shall each month pay to Grantor out of the rent insurance proceeds held by Beneficiary a sum equal to that amount, if any, of the rent insurance proceeds paid by the insurer which is allocable to the rental loss for the preceding month. Beneficiary at its option may waive any of the foregoing conditions to the payment of rent insurance proceeds. If Grantor does not fulfill the foregoing conditions entitling Grantor to monthly disbursements of rent insurance proceeds, then such rent insurance proceeds shall be held by Beneficiary until the earlier to occur of satisfaction of such condition or the occurrence of an Event of Default and acceleration of the Indebtedness at which time may be applied by Beneficiary, at Beneficiary's option, to the payment of the Indebtedness in whatever order Beneficiary may elect.

         13. Intentionally omitted.

         14. Repair; Alterations; Waste; Environmental. Grantor shall keep all of the Security in good and substantial repair, and expressly agrees that it will neither permit nor commit any waste upon the Security nor do any other act or suffer or permit any act to be done, whereby the Security will become less valuable or the lien hereof may be impaired and shall comply with all zoning laws, building codes, subdivision laws, environmental laws, and other laws, ordinances, rules and regulations made or promulgated by any government or municipality, or by any agency thereof or by any other lawful authority, which are now or may hereafter become applicable to the Security. Grantor shall repair or restore any building now or hereafter under construction on the Security and complete the same within a reasonable period of time. Grantor agrees not to initiate or acquiesce in any zoning variance or reclassification, without Beneficiary's prior written consent. Grantor shall not construct any additional building or buildings or make any other improvements on the Land nor alter, remove or demolish any building or other Improvements on the Land, without the prior written consent of Beneficiary.

         If Grantor suffers or permits any Event of Default to exist under this Section, Beneficiary or a lawfully appointed receiver of the Security at its option, from time to time, may perform, or cause to be performed, any and all repairs and such other work as it deems necessary to bring the Security into compliance with the provisions of this Section and may enter upon the Security for any of the foregoing purposes, and Grantor hereby waives any claim against Beneficiary and/or such receiver, arising out of such entry or out of any other act carried out pursuant to this Section. Grantor shall upon demand repay to Beneficiary and such receiver, with interest at the Default Rate, all amounts expended or incurred by them, respectively, in connection with any action taken pursuant to this Section, and such repayment shall be secured by the lien of this Deed of Trust.

         Grantor represents and warrants that there are and at all times will be at least the greater of (a) .8 parking spaces per 100 square feet of net rentable area or (b) sufficient parking spaces to comply with applicable government regulations as part of the Security.

         Grantor represents and warrants that Grantor has not used and will not use and, to the best of Grantor's knowledge, no prior owner or current or prior tenant, subtenant, or other occupant of all or any part of the Security has used or is using Hazardous Materials (hereinafter defined) on, from or affecting the Security in any manner that violates the Environmental Laws (hereinafter defined), and that, no Hazardous Materials have been disposed of on the Security, intentionally or unintentionally, directly or indirectly, by any person whether related or unrelated to Grantor, nor have any Hazardous Materials migrated onto the Security in either case, in violation of the Environmental Laws.

         For purposes of this Deed of Trust, the following terms shall have the definition set forth:

         "Hazardous Materials" shall mean and include those elements, materials, compounds, mixtures, wastes or substances which are contained in any list of hazardous substances adopted by the United States Environmental Protection Agency (the "EPA") or any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious, flammable or radioactive by any of the Environmental Laws (hereinafter defined) and, whether or not included in such lists, shall be deemed to include all products or substances containing petroleum, asbestos, and polychlorinated biphenyls.

         "Environmental Laws" shall mean and include any Federal, State, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating or relating to protection of human health or the environment, or regulating or imposing liability or standards of conduct concerning the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of any hazardous, toxic, or dangerous waste, substance, element, compound, mixture or material, as now or at any time hereafter in effect including, without limitation, Colorado Air Quality Control Act, C.R.S. Sections 25-7-101 et seq.; the Colorado Hazardous Materials Transportation Act of 1987, C.R.S. Sections 43-6-101 et seq.; the Colorado Nuclear Materials Transportation Act of 1986, C.R.S. Sections 40-2.2-101 et seq.; the Colorado Water Quality Control Act, C.R.S. Sections 25-8-101 et seq.; the Colorado Underground Storage Tank Act, C.R.S. Sections 8-20-501 et seq., 8-20-601 et seq., and 25-18-101 et seq.; the Colorado Hazardous Waste Act, C.R.S. Sections 25-15-101 et seq.; the Colorado Hazardous Materials Incident Act, C.R.S. Sections 29-22-101 et seq. the Federal Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Sections 9601 et seq., the Superfund Amendments and Reauthorization Act, 42 U.S.C. Sections 9601 et seq., the Federal Oil Pollution Act of 1990, 33 U.S.C. Sections 2701, et seq., the Federal Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq., the Federal Resource Conservation and Recovery Act as amended, 42 U.S.C. Sections 6901 et seq., the Federal Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., the Federal Clean Air Act 42 U.S.C. Sections 7401 et seq., the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251 et seq., the River and Harbors Act of 1899, 33 U.S.C. Sections 401 et seq., the National Emission Standard for Hazardous Air Pollutants for Asbestos, 40 C.F.R. Sections 61.140 et seq., the OSHA Construction Standard, 29 C.F.R. Sections 1926.1001 et seq., and all rules and regulations of the EPA, or any other state or federal department, board, or agency, or any other agency or governmental board or entity having jurisdiction over the Security, as any of the foregoing have been, or are hereafter amended.

         Grantor represents and warrants that, to the best of Grantor's knowledge and belief, the Security does not contain, and has not in the past contained, any asbestos-containing material in friable form and there is no current or potential airborne contamination of the Security by asbestos fiber, including any potential contamination that would be caused by maintenance or tenant finish activities in the Security.

         Grantor represents and warrants that it has not received any notice that the soil, surface water, and ground water of or on the Security are not free from any spills of oil or other solid or liquid waste, toxic or hazardous substance or contaminant, and Grantor, after making reasonable inquiry, has no knowledge of any such spill.

         In the event that any investigation, site monitoring, containment, clean-up, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably necessary or desirable under any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Material in or about the air, soil, ground water, surface water or soil vapor at, on, about, under or within the Security (or any portion thereof), Grantor shall within thirty (30) days after written demand for performance thereof by Beneficiary (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence and thereafter diligently prosecute to completion, all such Remedial Work. All Remedial Work shall be performed by contractors approved in advance by Beneficiary which approval shall not be unreasonably withheld or delayed, and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Grantor including, without limitation, Beneficiary's reasonable attorneys' fees, paralegal fees and costs incurred in connection with monitoring or review of such Remedial Work. Such costs and expenses to be borne by Grantor shall not include those relating to Beneficiary's employment of contractors and consulting engineers other than those approved pursuant to the foregoing, unless such employment is reasonably necessary and justifiable under the then existing circumstances. In the event Grantor shall fail to timely prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Indebtedness.

         Grantor shall provide Beneficiary with prompt written notice (a) upon Grantor's becoming aware of any release or threat of release of any Hazardous Materials upon, under or from the Security; (b) upon Grantor's receipt of any notice from any federal, state, municipal or other governmental agency or authority in connection with any Hazardous Materials located upon or under or emanating from the Security; and (c) upon Grantor's obtaining knowledge of any incurrence of expense by any governmental agency or authority in connection with the assessment, containment or removal of any Hazardous Materials located upon or under or emanating from the Security.

         15. Intentionally Omitted.

         16. Independence of Security. Trustor shall not by act or omission permit any building or other improvement on premises not subject to the lien of this Deed of Trust to rely on the Security or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Trustor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Security or any interest therein to be so used. Similarly, no part of the Security shall rely on any premises not subject to the lien of this Deed of Trust or any interest therein to fulfill any governmental or municipal requirement. Trustor shall not by act or omission impair the integrity of the Security as a single zoning lot, and as one or more complete tax parcels, separate and apart from all other premises. Any act or omission by Trustor which would result in a violation of any of the provisions of this Section shall be void. Trustor shall, if it has not already been accomplished, obtain a separation of the Real Property from all other adjacent lands, and the same shall be promptly accomplished, and evidenced in the appropriate public records. In any event, if such separation is not accomplished and evidenced on the completed assessment roll of the Denver County Assessor for the tax year 1996 as and when such assessment roll is submitted by the Assessor to the Clerk of the Board of Supervisors of said County, then Beneficiary may at its option, with or without notice, declare all sums secured by this Deed of Trust to be immediately due and payable and avail itself of any and all remedies provided for herein upon the occurrence of an Event of Default; and further, Beneficiary may at its option, in addition or in the alternative to the above, should Trustor fail to pay the same before they become delinquent, advance the necessary monies to pay all taxes, assessments, and other charges levied or assessed on or against the Real Property and any other parcel or parcels adjacent thereto, whether or not such other adjacent parcels be otherwise part of or subject to the terms and conditions of this Deed of Trust, and all such monies so advanced shall be secured by the lien of this Deed of Trust and shall be subject to the same terms and conditions as provided herein.

         17. No Other Liens; Secondary Financing. Grantor shall not consent, agree to, or permit any mortgage, lien, or security interest upon or affecting the Security or any part thereof except as granted or permitted in this Deed of Trust and any other lien or security interest granted to Beneficiary.

         Notwithstanding the foregoing provisions, Grantor shall have the right to borrow additional funds from another lender and further encumber the Real Property with a secondary lien provided:

                  (i) at the time of Grantor's request and at the time of the financing transaction closing there exists no uncured default for which notice is not required nor any other uncured default for which notice has been previously given to Grantor;

                 (ii) the proposed secondary financing shall be from an Institutional Investor;

                (iii) the aggregate current Debt Service Coverage, as hereinafter defined in Section 25, on the aggregate amount of the Notes plus Beneficiary's proposed additional financing exceeds 1.5 times;

                 (iv) the proposed secondary financing shall not be given in satisfaction of, or to evidence, judgments or claims against Grantor, nor shall any security interest (mortgage) securing the proposed financing be cross-defaulted or cross-collateralized with any other security interest in any other property;

                  (v) at least 30 days prior to the closing of the proposed secondary financing Grantor shall provide Beneficiary with all of the material provisions of such financing including without limitation the proposed date of closing and the name, background and address of the proposed lender, and the principal amount, rate, periodic payments, term and other salient features of the financing;

                 (vi) the additional financing must not call for an accrual of interest or additional principal and all payments must be on a current pay basis, and interest on such financing must be payable at a fixed rate or floating rate (if subject to a maximum interest rate cap such that the debt service coverage requirement under subparagraph (iii) above will be satisfied at the maximum rate);

                (vii) the aggregate loan-to-value ratio of the aggregate principal amount of the Notes and the proposed secondary financing must not exceed 65%, and Beneficiary shall be provided with such reasonable information as Beneficiary may require to determine the same;

               (viii) Grantor shall pay for all of Beneficiary's costs and expenses associated with such financing, including without limitation, cost of the appraisal, attorneys' fees charged by Beneficiary's staff counsel, special counsel or outside counsel; and

                 (ix) the secondary lender shall enter into an intercreditor agreement with Beneficiary to the following effect:

                           (a) the secondary lender waives any right to marshaling or to assert priority over future advances, if any, provided for in the loan documents;

                           (b) the secondary lender agrees to be bound by any extensions or modifications of the Loan Documents;

                           (c) the secondary lender agrees that Beneficiary shall in all cases be paid all sums then due under the Loan Documents before the secondary lender receives any sums then due under the secondary financing;

                           (d) the secondary lender agrees to notify Beneficiary of any default by Grantor under such secondary financing loan documents and further agrees not to accelerate or to exercise any rights or remedies with respect to the Real Property for a period of ninety
                                    (90) days after Beneficiary's receipt of such notice;

                           (e) the secondary lender agrees that it will not transfer its interest without the prior written consent of Beneficiary and that any transferee will enter into and assume its obligations under the intercreditor agreement;

                           (f) the subordinate lender shall expressly acknowledge the priority of the liens and security interest of the Loan Documents over the liens and security interests of the secondary financing loan documents, and shall agree to enter into non-disturbance agreements with respect to all leases of space in the Building entered into after the date of such secondary lien, satisfactory in form and substance to Beneficiary, which shall be appropriately recorded; and

                           (g) the secondary lender will not take an adverse position to Beneficiary in the event of the bankruptcy or insolvency of Grantor.

                  (x) The Loan Documents will provide that any default under the second mortgage shall constitute a default under the Loan.

         Notwithstanding the foregoing, no secondary financing shall be permitted during any earnout period or prior to the time any additional collateral, including without limitation any guarantee, letter of credit, escrowed amounts (other than tax escrow), master leases by Grantor or any other collateral posted by Grantor as security for the Deed of Trust has been released or collected.

         "Institutional Investor" is defined as any bank, savings and loan association, trust company, insurance company, pension fund, investment advisor, credit union, real estate investment trust or charitable foundation actively engaged in acquiring or financing major commercial real estate properties and approved by Beneficiary, such approval not to be unreasonably withheld.

         Grantor will promptly pay and discharge any and all amounts which are now or hereafter become liens against the Security whether or not superior to the lien hereof or to any assignment of rents and leases given to Beneficiary.

         The covenants of this Section shall survive any foreclosure and sale of the Security and any conveyance thereof by deed in lieu of foreclosure with respect to any such liens in existence as of the date of transfer of title.

         18. Management. During the term of the loan secured hereby, Grantor shall at all times retain a professional management company to operate and manage the Security. A written management agreement shall be required and the management company and the form and content of the management agreement shall be subject to Beneficiary's approval, which shall not be unreasonably withheld or delayed. No change in such management shall be made without the prior written approval of Beneficiary which shall not be unreasonably withheld or delayed, and any attempted change in management without such consent shall be void. The management of the Security, including any wholly owned and controlled affiliate of Grantor and any proposal for direct management by Grantor, must be satisfactory to and approved by Beneficiary, provided, however, Beneficiary shall not unreasonably withhold approval of any affiliate of Grantor or direct management by Grantor. Beneficiary acknowledges that a proposed affiliate of Grantor may not have managed or be managing other properties similar to the Security and agrees that Beneficiary will not withhold its consent solely on that basis if, in Beneficiary's sole judgment, such affiliate has adequate resources and appropriately experienced employees to effectively manage the Security. The management agreement must provide that it is subordinate to the lien of this Deed of Trust or terminable without cause upon thirty (30) days' prior written notice, and may not be modified or amended in any material manner without Beneficiary's prior written approval. Management fees shall not constitute a lien upon the Security and Beneficiary shall have no liability for payment of such fees. The manager under the management agreement and under any successor management agreement shall agree to termination thereof upon foreclosure or upon Beneficiary's otherwise taking control of the Security. Subject to Beneficiary's approval of the form of its management agreement, Beneficiary hereby approves Hines Interests Limited Partnership as the manager of the Security.

         19. Intentionally omitted.

         20. Sidewalks, Municipal Charges. Grantor will promptly pay and discharge any and all license fees and similar charges, with penalties and interest thereon, which may be imposed by the municipality in which the Security is situated, for the use of vaults, chutes, areas and other space beyond the lot line and under or abutting the public sidewalks in front of or adjoining the Security, and Grantor will promptly cure any violation of law and comply with any order of such municipality respecting the repair, replacement or condition of the sidewalk or curb in front of or adjoining the Security, and in default thereof Beneficiary may, upon five (5) days notice to Grantor, pay any and all such license fees or similar charges, with penalties and interest thereon, and the charges of the municipality for such repair or replacement, and any amount so paid or advanced by Beneficiary and all costs and expenses incurred in connection therewith (including, without limitation, attorneys' fees), with interest thereon at the default rate specified in the Notes, shall be a demand obligation of Grantor to Beneficiary, and, to the extent permitted by law, shall be added to the Indebtedness and shall be secured by the lien of this Deed of Trust.

         21. Ground Lease.

                  (a) Grantor hereby represents and warrants that it holds all right, title, and interest in, to, and under the Ground Lease, both as to the lessor and lessee thereunder, and all representations, warranties, and agreements made hereunder are being made by Grantor in its capacity as both lessor and lessee. Grantor hereby agrees that the Ground Lease, together with all extensions, replacements, and modifications thereof, are and at all times shall be subject and subordinate to this Deed of Trust and all terms hereof and, to the extent that any provisions of the Ground Lease are in conflict with any provisions of this Deed of Trust or any other Loan Documents, the provisions of this Deed of Trust and the other Loan Documents shall control and prevail.

                  (b) Grantor shall at all times promptly and faithfully keep, observe and perform in all material respects, or cause to be kept, observed and performed in all material respects, all the covenants, agreements and conditions contained in the Ground Lease, to be kept, observed and performed, and shall in all material respects conform to and comply with the terms and conditions of the Ground Lease, and Grantor shall not do or permit any thing to be done, the doing of which, or refrain from doing any thing, the omission of which, would impair or tend to impair the security of this Deed of Trust, or would be grounds for a termination the Ground Lease or a declaration of a forfeiture of any interest in the Ground Lease.

                  (c) Grantor shall not modify, change, supplement, alter or amend the Ground Lease in any respect, either orally or in writing, and Grantor shall not terminate, cancel, sever or surrender, or suffer the termination, cancellation, severance or surrender of, the Ground Lease or the ground leasehold estate, and shall not in any way release or discharge any party to or under the Ground Lease, or any of its successors or assigns, of or from any obligations, covenants, conditions and agreements by said party to be kept, observed or performed. Grantor hereby expressly assigns, releases, relinquishes and surrenders unto Beneficiary all its right, power and authority to cancel, terminate, surrender, sever, amend, modify or alter in any respect the terms and provisions of the Ground Lease, the leasehold estate, and any attempt on the part of Grantor to exercise any such right without the prior written consent of Beneficiary shall be void and of no force and effect.

                  (d) No release or forbearance of any of Grantor's obligations under the Ground Lease pursuant to the terms thereof, or otherwise, shall release Grantor of its obligations under this Deed of Trust or any instrument supplemental hereto.

                  (e) Grantor shall give Beneficiary immediate notice of any default under the Ground Lease and Grantor shall furnish to Beneficiary immediately any and all information which Beneficiary may request concerning the performance and observance of all covenants, agreements and conditions contained in the Ground Lease, observed and performed and concerning the compliance with all terms and conditions of the Ground Lease. Grantor hereby authorizes Beneficiary or its representatives to make investigations and examinations concerning such performance, observance and compliance, and Grantor, upon request, shall promptly deposit with Beneficiary any and all documentary evidence relating to such performance, observance and compliance and copies of any and all notices, communications, plans, specifications or other instruments or documents received or given by Grantor in any way relating to or affecting the Ground Lease which may concern or affect the estate of the lessor or the lessee in or under the Ground Lease or in the leased premises thereby demised.

                  (f) In the event of any failure by Grantor to keep, observe or perform any covenant, agreement or condition contained in the

                           Ground Lease or to comply with the terms and conditions of the Ground Lease, Beneficiary may, at Beneficiary's option, perform, observe or comply with the Ground Lease on behalf of Grantor, and any such performance, observance or compliance by Beneficiary shall not remove or waive, as between Grantor and Beneficiary, the corresponding Event of Default under the terms of this Deed of Trust. Any amount so advanced by Beneficiary to effectuate such performance, observance or compliance and all costs and expenses incurred in connection therewith (including, without limitation, attorneys' fees), with interest thereon at the Default Rate, shall be a demand obligation of Grantor to Beneficiary, and, to the extent permitted by law, shall be added to the Indebtedness and shall be secured by this Deed of Trust.

                  (g) Grantor shall not, without Beneficiary's prior written consent, elect to treat the Ground Lease or the leasehold estate as terminated under Subsection 365(h)(1) of the Bankruptcy Code, after rejection or disaffirmance of the Ground Lease by the lessor thereunder, or its successors and assigns, or by any trustee of any such party, and any such election made without such consent shall be void and ineffective.

                  (h) Grantor hereby unconditionally assigns, transfers and sets over unto Beneficiary all of Grantor's claims and rights to the payment of damages that may hereafter arise as a result of any rejection or disaffirmance of the Ground Lease by the lessor thereunder, or its successors and assigns, or by any trustee of any such party pursuant to the Bankruptcy Code. Beneficiary shall have and is hereby granted the right to proceed, in its own name or in the name of Grantor, in respect of any claim, suit, action or proceeding relating to the rejection or disaffirmance of the Ground Lease (including, without limitation, the right to file and prosecute, to the exclusion of Grantor, any proofs of claim, complaints, motions, applications, notices and other documents) in any case in respect of such lessor or any of its successors and assigns, under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Indebtedness shall have been satisfied and discharged in full. Any amounts received by Beneficiary as damages arising out of any such rejection or disaffirmance of a Ground Lease shall be applied first to all costs and expenses of Beneficiary (including, without limitation, attorneys' fees) in connection with the exercise of its rights under this subparagraph and then, in such manner as Beneficiary shall determine, to the reduction of the Indebtedness, whether or not then due, and the balance, if any, shall then be paid to Grantor.

                  (i) In the event, that, pursuant to Subsection 365(h)(2) of the Bankruptcy Code, Grantor seeks to offset against the rent or other payments payable under the Ground Lease, the amount of any damages caused by the nonperformance by the lessor thereunder, or its successors and assigns, of such party's obligations under the Ground Lease after rejection or disaffirmance thereof under the Bankruptcy Code, Grantor shall, prior to effecting such offset, notify Beneficiary of Grantor's intent to do so, setting forth the amounts proposed to be so offset and the basis therefor. Beneficiary shall have the right to object to all or any part of such offset, and, in the event of such objection, Grantor shall not effect any offset of the amounts so objected to by Beneficiary. If Beneficiary shall have failed to object as aforesaid within ten (10) business days after such notice, Grantor may proceed to effect such offset in the amounts set forth in such notice. Neither Beneficiary's failure to object as aforesaid nor any objection or other communication between Grantor and Beneficiary relating to such offset shall constitute an approval by Beneficiary of any such offset. Grantor shall indemnify and hold Beneficiary harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs and expenses of every nature whatsoever (including, without limitation, attorneys' fees) arising from or relating to any such offset by Grantor.

                  (j) Grantor shall, promptly after obtaining knowledge thereof, give written notice to Beneficiary of any actual or contemplated filing by or against the lessor under the Ground Lease, or its successors and assigns, of a petition under the Bankruptcy Code, and use its best efforts to give prompt oral notice to Beneficiary of such actual or contemplated filing. The aforesaid written notice shall set forth any information available to Grantor concerning the date on which such petition was filed or is expected to be filed, and the relief sought therein. Grantor shall promptly after receipt thereof, deliver to Beneficiary any and all notices, summonses, pleadings, applications and other documents received by Grantor in connection with any such petition and any proceedings relating thereto.

                  (k) In the event that any action, proceeding, motion or notice shall be commenced or filed in respect of either party under the Ground Lease, or its successors and assigns, or the leased premises, or the Security or any part thereof, in connection with any cause under the Bankruptcy Code, Beneficiary shall have, and is hereby granted, the option, to the exclusion of Grantor exercisable upon notice from Beneficiary to Grantor, to conduct and control any such litigation with counsel of Beneficiary's choice. Beneficiary may proceed, in its own name or in the name of Grantor, in connection with any such litigation, and Grantor agrees to execute any and all powers, pleadings, authorizations, consents and other documents required by Beneficiary in connection therewith. Notwithstanding the foregoing, Grantor shall be entitled to participate in any such actions or proceedings, at its own expense and with counsel of its choice, if and so long as Beneficiary shall be satisfied that Grantor's participation therein and the positions asserted by Grantor in connection therewith will not materially impair the security of this Deed of Trust. Grantor shall, upon demand, pay to Beneficiary all costs and expenses (including, without limitation, attorneys' fees) paid or incurred by Beneficiary in connection with the prosecution or conduct of any such proceedings, together with interest at the Default Rate, and, to the extent permitted by law, such costs, expenses and interest shall be added to the Indebtedness and shall be secured hereby. Grantor shall not, without the prior written consent of Beneficiary, commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease in any such case under the Bankruptcy Code.

                  (l) In the event that a petition under the Bankruptcy Code shall be filed by or against Grantor and Grantor or any trustee of Grantor shall decide to reject or disaffirm the Ground Lease pursuant to the Bankruptcy Code, Grantor shall give Beneficiary at least ten
                           (10) business days prior written notice of the date on which application shall be made to the court for authority to reject or disaffirm the Ground Lease. Beneficiary shall have the right, but not the obligation, to serve upon Grantor or such trustee within such ten (10) day period a notice stating that
                           (i) Beneficiary demands that Grantor or such trustee assume and assign the Ground Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code, and
                           (ii) Beneficiary covenants to cure, or provide adequate assurance of prompt cure of, all defaults and provide adequate assurance of future performance under the Ground Lease. In the event that Beneficiary serves such notice upon Grantor or such trustee, neither Grantor nor such trustee shall seek to reject or disaffirm the Ground Lease and Grantor and such trustee shall comply with such demand within thirty
                           (30) days after such notice shall have been given, subject to Beneficiary's performance of such covenant.

                  (m) In the event that a petition under the Bankruptcy Code shall be filed by or against Grantor, and if within thirty (30) days after the date of filing of such petition neither Grantor nor any trustee of Grantor shall take any affirmative action to assume, reject or disaffirm the Ground Lease pursuant to the Bankruptcy Code, then Beneficiary shall have the right, but not the obligation, to serve upon Grantor or such trustee a notice stating that (i) Beneficiary demands that Grantor or such trustee assume and assign the Ground Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code, and (ii) Beneficiary covenants to cure, or provide adequate assurance of prompt cure of, all defaults and provide adequate assurance of future performance under the Ground Lease. In the event that Beneficiary serves such notice upon Grantor or such trustee, either Grantor or such trustee shall comply with such demand within fifteen (15) days after such notice shall have been given, subject to Beneficiary's performance of such covenant.

                  (n) Grantor hereby assigns, transfers and sets over to Beneficiary a nonexclusive right to apply to the Bankruptcy Court under Subsection 365(d)(4) of the Bankruptcy Code for an order extending the period during which the Ground Lease may be rejected, disaffirmed or assumed after the entry of any order for relief in respect of Grantor under Chapter 7 of the Bankruptcy Code.

         22. Future Leases. Grantor will not hereafter make any lease to any tenant, or amend, modify, terminate, renew or extend any lease (other than a renewal to which a tenant is entitled under the terms of an existing lease or contained in a lease that is subsequently approved by Beneficiary), affecting the Security unless Beneficiary shall first consent in writing to the terms of said lease and the form of the lease, which consent shall not be unreasonably withheld.

         Notwithstanding the above, office and retail leases, lease amendments, modifications, terminations, renewals or extensions that satisfy all of the following conditions shall be deemed to have been pre-approved by Beneficiary:

                  (a) The lease shall be on the standard form approved by Beneficiary except for reasonable negotiated changes; and

                  (b) The gross leasable area of the space demised under the lease shall be equal to or less than the square footage on one full floor (approximately 25,000 s.f.); and

                  (c) The term of the lease shall be less than or equal to 11 years (including renewal or extension options); and

                  (d) The effective rent is in compliance with a schedule of rents previously approved, and from time to time updated, in writing by Beneficiary; and

                  (e) The lease shall not grant an option or right of first refusal with respect to purchase of all or any portion of the Real Property; and

                  (f) With respect to any obligation to rebuild the premises in the event of casualty, there has been no modification to the provisions of the form lease which conflicts with the provisions hereof regarding repair and restoration after a casualty or condemnation.

         Provided that there exists no uncured default for which notice is not required nor any other uncured default for which notice has been previously given, Grantor may update the schedule of rents described in subparagraph (d), above, from time to time with Beneficiary's approval, which approval shall not be unreasonably withheld so long as the rents reflected in such schedule are consistent with the fair market rental value for comparable space in the Denver CBD.

         All leases must be subordinate to the lien of this Deed of Trust unless Beneficiary otherwise specifies. Each lease must contain a provision that, upon notice to tenant by Beneficiary, the lease shall become superior, in whole or in part, to the lien of this Deed of Trust. Without limiting the foregoing, Beneficiary hereby reserves the right to subordinate this Deed of Trust to any lease subsequently made by recording with the Clerk and Recorder of the City and County of Denver in which this Deed of Trust is recorded a declaration to that effect, executed by Beneficiary, which declaration once so recorded shall be binding upon the tenant under such lease and such tenant's successors and assigns. Beneficiary may require a subordination, non-disturbance and attornment agreement, in the form attached hereto as Exhibit B (or with such modifications as Beneficiary may reasonably require) for each lease executed subsequent to the Deed of Trust. Beneficiary agrees, upon Grantor's request, to enter into a subordination, non-disturbance and attornment agreement on such form with any tenant whose lease is approved by Lender and which covers more than 25,000 square feet of the Real Property.

         Grantor will furnish to Beneficiary a true and complete copy of each lease, amendment, modification, extension, or renewal of lease, hereafter made by Grantor with respect to space in the Security within ten (10) days after delivery of each such lease, amendment, modification, extension, or renewal by the parties thereto. Grantor shall also furnish to Beneficiary an original mortgagee attornment agreement executed by each tenant and an original estoppel, addressed to Beneficiary, from each tenant in form and substance satisfactory to Beneficiary.

         Grantor will from time to time upon demand of Beneficiary, confirm in writing the assignment to Beneficiary of any or all leases of the Land and space in the Improvements, and such written confirmation shall be in such form as Beneficiary shall require and as shall be necessary to make the same recordable.

         23. Intentionally Omitted.

         24. Leases; Foreclosure. Any proceedings or other steps taken by Beneficiary to foreclose this Deed of Trust, or otherwise to protect the interests of Beneficiary hereunder, shall not operate to terminate the rights of any present or future tenant of space in the Improvements, notwithstanding that said rights may be subject and subordinate to the lien of this Deed of Trust, unless Beneficiary specifically elects otherwise in the case of any particular tenant. The failure to make any such tenant a defendant in any such foreclosure proceeding and to foreclose such tenant's rights will not be asserted by Grantor or any other defendant in such foreclosure proceeding and to foreclose such tenant's rights will not be asserted by Grantor or any other defendant in such foreclosure proceeding as a defense to any proceeding instituted by Beneficiary to foreclose this Deed of Trust or otherwise protect the interests of Beneficiary hereunder.

         25. One-Time Transfer of Ownership. Notwithstanding the provisions of
Section 26 below, Grantor shall have the right to a one-time sale, transfer or assignment in whole or in part of its interest in the Security to any party of equal qualification and credit-worthiness provided:

                  (i) at the time of Grantor's request and at the time of the transfer there exists no uncured default for which notice is not required nor any other uncured default for which notice has been previously given to Grantor;

                 (ii) a property inspection by Beneficiary or Beneficiary's designee shows that all reasonably necessary maintenance on or damage or destruction to the Real Property has been completed or repaired;

                (iii) the proposed transferee shall be a Qualified Real Estate Investor;

                 (iv) the aggregate Debt Service Coverage on the Loan and any applicable secondary financing exceeds 1.7 times;

                  (v) the proposed transferee (or any Affiliated Party of such transferee) must own and manage a minimum of 3 million net rentable square feet of general purpose office space including major downtown office properties;

                 (vi) at least 30 days prior to such a transfer Grantor must provide Beneficiary with all of the material provisions of such transfer including without limitation the proposed date of transfer, the name, net worth, background and address of the proposed transferee, financial statements for the proposed transferee satisfactory to Beneficiary, and the purchase price;

                (vii)      Omitted;

               (viii) such transfer may only occur during the first four years of the Term, or, if Grantor has elected to extend the Term, as provided in that certain Extension Option Agreement of even date herewith, between Grantor and Beneficiary, only during the first nine years of the Term;

                 (ix) such notice received under (vii) above shall be accompanied by the payment of Beneficiary of a non-refundable fee in the amount of .25% of the outstanding loan balance in cash or certified check to be retained by Beneficiary in order to induce Beneficiary to allow the proposed transferee to assume the obligations of Grantor under the loan documents, and such fee shall be returned to Grantor if Beneficiary disapproves of such transfer;

                  (x) the loan-to-value ratio of the Mortgage based on a then current appraisal obtained at Grantor's expense and acceptable to Beneficiary must not exceed 60%;

                 (xi) Grantor shall provide Beneficiary with such evidence as Beneficiary may require that such transfer shall not affect or impair Beneficiary's security and rights under the loan documents or under any tenant leases;

                (xii) Grantor shall pay for all of Beneficiary's costs and expenses associated with the transfer, including without limitation, attorney's fees charged by Beneficiary's staff counsel, special counsel and outside counsel;

               (xiii) the proposed transferee, in addition to complying with all of the other conditions contained herein, must expressly assume all of the obligations and liabilities of Grantor under the Loan (with the same degree of recourse liability as Grantor and subject to the same exculpatory provisions) that accrue after the effective date of the permitted transfer; and

                (xiv) Beneficiary receives an opinion of counsel acceptable to Beneficiary and Beneficiary's counsel that contains equivalent opinions to the extent applicable with respect to the proposed transferee that were given with respect to Grantor on the Loan Closing Date, that the proposed transferee is duly formed and validly in existence with applicable laws, and the proposed transferee has duly authorized, executed and delivered the agreement by which the transferee assumes the loan pursuant to (xi) above and same is valid and enforceable against the proposed transferee and the Property.

         Notwithstanding the foregoing, no transfer shall be permitted during any earnout period, or prior to the time any additional collateral, including without limitation any guarantee, letter of credit, escrowed amounts, master lease by Grantor, or any other additional collateral posted by Grantor as security for the Mortgage has been released or collected.

         "Qualified Real Estate Investor" is defined as any reputable corporation, partnership, joint venture, joint-stock company, trust or individual with a minimum net worth of $150,000,000, real estate assets of $100,000,000, a minimum current cash position of $5,000,000, based in the United States and free from any bankruptcy, reorganization or insolvency proceedings or any criminal charges or proceedings and shall not have been, at the time of transfer or in the past, a litigant, plaintiff or defendant in any suit brought against or by Beneficiary. Beneficiary agrees to be reasonable in the review of such qualifications.

         "Debt Service Coverage" is defined as the ratio, as determined by Beneficiary, of (a) Net Operating Income from the Real Property for the applicable period of time to (b) Total Annual Debt Service. "Net Operating Income" is defined as gross income from operations of the Real Property for the previous twelve (12)-month period from leases of space therein, parking operations, concessions or licenses (to the extent Beneficiary reasonably projects such income will continue for the immediately succeeding twelve (12) month period), subtracting therefrom all necessary and ordinary operating expenses applicable to the Real Property for such period of time (both fixed and variable to the extent reasonably projected by Beneficiary to continue for the next succeeding a twelve (12) month period), including but not limited to, utilities, administrative, cleaning, landscaping, security, repairs and maintenance, ground rent payments, management fees, real estate and other taxes, assessments and insurance, but excluding therefrom deductions for federal, state and other income taxes, debt service expense, depreciation or amortization of capital expenditures and other similar noncash items. Gross income shall not be anticipated for any greater time period than that approved by generally accepted accounting principles nor shall ordinary operating expenses be prepaid. Documentation of Net Operating Income shall be certified by an officer of Grantor with detail satisfactory to Beneficiary and shall be subject to the approval of Beneficiary. "Total Annual Debt Service" shall mean the sum of (i) the aggregate debt service payments (including principal and interest) on the loan for the applicable time period, plus (ii) the aggregate debt service payments (including principal and interest) on all other indebtedness secured by a lien on all or part of the Real Property for the applicable time period.

         Cornerstone Properties Inc., a Nevada corporation ("Cornerstone"), is the parent company of each of the general partners of Grantor. Notwithstanding the foregoing, the shares of Cornerstone that are publicly traded may be freely transferred.

         26. Events of Default. Each of the following shall constitute an "Event of Default" hereunder and shall entitle the Beneficiary to exercise its remedies hereunder and under any of the other Loan Documents or as otherwise provided by law:

                  (a) Any payment of any installment of principal or interest due under the Notes, or payment of any escrow deposit under Section 5 of this Deed of Trust is not received by Beneficiary within five (5) business days following the date when such payment was due, or any other payment of money or indebtedness as required by this Deed of Trust or any other Loan Document is not received when due and remains unpaid for thirty (30) days or more after notice of such default by Beneficiary to Grantor;

                  (b) Failure of the Grantor in the observance or performance of any covenant, promise or agreement provided in this Deed of Trust or in any other Loan Document other than relating to the payment of indebtedness or money ("failure to perform") for thirty (30) days after notice by Beneficiary to Grantor specifying the nature of the failure to perform; provided, however, that if the nature of such failure to perform is such that the same cannot be cured within such thirty (30) day period, such failure to perform shall not be deemed an Event of Default if Grantor shall within such period commence to cure that failure to perform and thereafter diligently prosecute the cure to completion, but in no event more than one hundred eighty (180) days in the aggregate. Notwithstanding anything contained herein to the contrary, the notice and cure period provided under this clause (b) shall not be applicable to and shall not be in addition to any specific notice and cure or notice to perform period provided under any other provision of this Deed of Trust, and the specific notice and cure or notice to perform period provided for in such provision shall control, and a failure by Grantor to cure a default or comply by its performance under such provision within the applicable cure or performance period shall be an Event of Default under this Deed of Trust;

                  (c) Any representation, warranty, or statement of Grantor or the managing general partner of Grantor contained herein or in any of the Loan Documents, or in any writing delivered to Beneficiary on or before the execution and delivery of the Loan Documents including without limitation the Environmental Indemnification Agreement, proves to be untrue or inaccurate in any material respect as of the date when made and the condition or state of facts rendering such representations or warranty untrue or inaccurate is not remedied by Grantor within thirty (30) days after notice by Beneficiary to Grantor;


                  (d) Grantor or the managing general partner of Grantor shall
         (i) have an order for relief entered in a proceeding under Title 11, United States Code, whether such order shall result from a voluntary or involuntary petition, (ii) seek or consent to the appointment of a receiver or trustee for itself or for any of the Security, (iii) file a petition or initiate a proceeding under the bankruptcy, insolvency, receivership, or similar laws of the United States, any state or any jurisdiction, (iv) make a general assignment for the benefit of creditors, or (v) be unable to pay its debts as they mature;

                  (e) A court shall enter an order, judgment or decree appointing, without the consent of Grantor or the managing general partner of Grantor, a receiver or trustee for it or for any of the Security or approving a petition filed against Grantor which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty (60) days after it is entered;

                  (f) Without the prior written consent of the Beneficiary or as permitted by this Deed of Trust, (i) the Security or any portion thereof, or interest therein, shall be mortgaged, encumbered, sold, assigned or otherwise transferred by the Grantor or by operation of law
         (ii) if the Grantor is a partnership, joint venture, syndicate or other group, all or any portion of the interest of any partner or member thereof is sold, pledged, assigned or otherwise transferred.

                  (g) Any monetary default (or any nonmonetary default which is not cured prior to expiration of any cure period thereunder) under any secondary financing approved by Beneficiary in accordance with the provisions of Section 10 hereof.

                  (h) Any default occurs under the Ground Lease.

         27. Remedies Upon Default. Immediately upon the occurrence of any Event of Default, the Trustee and Beneficiary shall have the option, in addition to and not in lieu of or substitution for all other rights and remedies provided in this Deed of Trust or any other Loan Document or provided by law or in equity, and is hereby authorized and empowered by the Grantor, to do any or all of the following:

                  (a) Declare without notice the entire unpaid amount of the Indebtedness, immediately due and payable and, at the Beneficiary's option, (i) to bring suit therefor, or (ii) to bring suit for any delinquent payment of or upon the Indebtedness, or (iii) to take any and all steps and institute any and all other proceedings at law or in equity that the Beneficiary deems necessary to enforce payment of the Indebtedness and performance of other obligations secured hereunder and to protect the lien of this Deed of Trust.

                  (b) Commence foreclosure proceedings against the Security, in a single parcel or in several parcels, through a sale by the Trustee or by judicial proceedings, by advertisement or as otherwise provided by law, at the option of the Beneficiary, pursuant to the statutes in such case made and provided, and to sell the Security or to cause the same to be sold at public sale, and to convey the same to the purchaser, in accordance with said statutes in a single parcel or in several parcels at the option of the Beneficiary.

                  (c) Proceed against the Personal Property in accordance with Beneficiary's rights and remedies with respect to the Personal Property, including the right to sell the Personal Property together with the Real Property, separately and without regard to the remainder of the Security in accordance with Beneficiary's rights and remedies provided by the Colorado Uniform Commercial Code as well as other rights and remedies available at law or in equity.

                  (d) Cause to be brought down to date a title examination and tax histories of the Security, procure title insurance or title reports or, if necessary, procure new abstracts and tax histories.

                  (e) Procure an updated or entirely new environmental audit of the Security including building, soil, ground water and subsurface investigations; have the Improvements inspected by an engineer or other qualified inspector and procure a building inspection report; procure an MAI or other appraisal of the Security or any portion thereof; enter upon the Security at any time and from time to time to accomplish the foregoing and to show the Security to potential purchasers and potential bidders at foreclosure sale; make available to potential purchasers and potential bidders all information obtained pursuant to the foregoing and any other information in the possession of Beneficiary regarding the Security.

                  (f) Either by itself or by its agent to be appointed by it for that purpose or by a receiver appointed by a court of competent jurisdiction, as a matter of strict right, without notice and without regard to the adequacy or value of any security for the Indebtedness or the solvency of any party bound for its payment, to take possession of and to operate the Security, Grantor hereby waiving any right Grantor might have to object to or oppose any such possession and, whether or not Beneficiary has taken possession of the Security, to collect and apply the Rents, including those past due and unpaid, after payment of all necessary charges and expenses, in reduction of the Indebtedness. The receiver shall have all of the rights and powers permitted under the laws of the State of Colorado. Except for damage caused by Beneficiary's willful misconduct, Grantor hereby waives any claim Grantor may have against Beneficiary for mismanagement of the Security during Beneficiary's operation of the Security under this subparagraph or as mortgagee in actual possession under applicable statutes.

                  (g) Beneficiary may, at its option, without waiving any Event of Default, pay, perform or observe the same, and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the default rate provided in the Notes. Beneficiary shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Security or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without hereby becoming liable to Grantor or any person in possession holding under Grantor.

                  (h) Apply against the Indebtedness in such order as Beneficiary shall determine any funds held for the benefit of Grantor in escrow by

         Beneficiary or by any third-party escrow agent under any of the Loan Documents, including without limitation any funds held under the escrow established by Section 5 of this Deed of Trust.

                  (i) Upon any foreclosure sale, Beneficiary may bid for and purchase the Security and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price. In the event of any sale of the Security by foreclosure, through judicial proceedings, by advertisement or otherwise, the proceeds of any such sale which are applied in accordance with this Deed of Trust shall be applied in the order following to: (i) all expenses incurred for the collection of the Indebtedness and the foreclosure of this Deed of Trust, including reasonable compensation to Trustee and Beneficiary, their agents and attorneys; (ii) all sums expended or incurred by the Beneficiary and Trustee directly or indirectly in carrying out the terms, covenants and agreements of the Notes or notes evidencing the Indebtedness, of this Deed of Trust and any other Loan Documents, together with interest thereon as therein provided; (iii) all late payment charges, prepayment fees, advances and other amounts due under any of the Loan Documents;
         (iv) all accrued and unpaid interest upon the Indebtedness; (v) the unpaid principal amount of the Indebtedness; and (vi) the surplus, if any, to the person or persons legally entitled thereto.

         In the event of any acceleration of the Indebtedness pursuant to the first paragraph of this Section, Grantor shall pay to Beneficiary together with the principal indebtedness and interest thereon an amount equal to the prepayment fee provided for in the Notes and such fee shall be included as part of the Indebtedness.

         Failure to exercise any option to accelerate in the event of a default or other circumstance permitting the exercise of such option, shall not constitute a waiver of the default or of the right to exercise such option at a later time, or a waiver of the right to exercise such option in the event of any other default or circumstance specified above.

         28. Acceleration Interest. In addition to any late payment charge which may be due under the Notes, Grantor shall pay interest on all sums due hereunder at a rate (the "Default Rate") equal to the lesser of (i) the interest rate set forth in the Notes plus four percent (4%) per annum, or (ii) the maximum rate permitted by law, from and after the first to occur of the following events: if Beneficiary elects to cause the acceleration of the Indebtedness; if a petition under Title 11, United States Code, shall be filed by or against Grantor or if Grantor shall seek or consent to the appointment of a receiver or trustee for itself or for any of the Security, file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, make a general assignment for the benefit of creditors, or be unable to pay its debts as they become due; if a court shall enter an order, judgment or decree appointing, with or without the consent of Grantor, a receiver or trustee for it or for any of the Security or approving a petition filed against Grantor which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and any such order, judgment or decree shall remain in force, undischarged or unstayed, sixty (60) days after it is entered; or if all sums due hereunder are not paid on the Maturity Date as set forth in the Notes.

         29. Late Charge. In the event any payment of principal or interest due under any of the Notes, or any escrow payment due under Section 5 of this Deed of Trust, are not paid by Grantor within five (5) business days following the due date for such payment, Grantor shall pay to Beneficiary a late charge for the month during which such payment is not made when due, and for each month or fraction thereof that such sum remains unpaid, equal to the lesser of four percent (4%) of such installment or the maximum allowed by law, as the reasonable estimate by Beneficiary and Grantor of a fair average compensation for the loss that may be sustained by Beneficiary due to the failure of Grantor to make timely payments, and such amount shall be secured hereby. Such late charge shall be paid without prejudice to the right of Beneficiary to collect any other amounts provided to be paid or to declare an Event of Default under this Deed of Trust or any other Loan Document.

         30. Waiver Of Statutory Rights. Grantor agrees, to the full extent permitted by law, that in an Event of Default on the part of Grantor hereunder, neither Grantor nor anyone claiming through or under Grantor will set up, claim, or seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, homestead, extension, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, or the sale of the Security, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully do so, the benefit of all such laws, and any and all rights to have the assets subject to the security interest of this Deed of Trust marshaled upon any foreclosure or sale under the power granted herein.

         31. Security Interest. This Deed of Trust shall, as to any equipment and other Personal Property covered hereby, be deemed to constitute a security agreement, and Grantor, as debtor, hereby grants to Beneficiary, as secured party, a security interest therein pursuant to the Colorado Uniform Commercial Code. The Grantor agrees, upon request of the Beneficiary, to furnish an inventory of Personal Property owned by the Grantor and subject to this Deed of Trust and, upon request by the Beneficiary, to execute any supplements to this Deed of Trust, any separate security agreement and any financing statements and continuation statements in order to include specifically said inventory of Personal Property or otherwise to perfect the security interest granted hereby. Upon any Event of Default, the Beneficiary shall have all of the rights and remedies provided in said Code or otherwise provided by law or by this Deed of Trust, including but not limited to the right to require the Grantor to assemble such Personal Property and make it available to the Beneficiary at a place to be designated by the Beneficiary which is reasonably convenient to both parties, the right to take possession of such Personal Property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to law. The parties hereto agree that any requirement of reasonable notice shall be met if the Beneficiary sends such notice to the Grantor at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any such Personal Property may be applied by the Beneficiary first to the reasonable expenses in connection therewith, including reasonable attorneys' fees and legal expenses incurred, and then to payment of the Indebtedness. With respect to the Personal Property that has become so attached to the Real Property that an interest therein arises under the real property law of the State, this Deed of Trust shall also constitute a financing statement and a fixture filing under the Colorado Uniform Commercial Code.

         32. Right Of Entry. Beneficiary and Beneficiary's representatives may at all times and without notice to Grantor enter upon the Security and inspect the same, or cause it to be inspected by agents, employees, or independent contractors of Beneficiary, and show the same to others, but Beneficiary shall not be obligated to make any such entry or inspection.

         33. Estoppel Certificate. Grantor, within fifteen (15) days after written request from Beneficiary, will furnish a signed statement in writing, duly acknowledged, of the amount then due or outstanding hereunder and whether or not any offsets or defenses exist against the Indebtedness, and if so, specifying such offsets and defenses. Upon request by Beneficiary, Grantor shall exercise any right it may have to request an estoppel certificate for any or all of the tenants on the Security within five (5) days following Beneficiary's request.

         34. Annual Statements. Grantor shall, within ninety (90) days after the end of each fiscal year of Grantor, deliver to Beneficiary (a) annual statements audited and certified by an independent certified public accountant reasonably satisfactory to Beneficiary and prepared in accordance with generally accepted accounting principles, showing in detail (l) a balance sheet for the Security as of the last day of such fiscal year, (2) a statement of earnings from the Security for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of the Security, (3) a cash flow statement for the Security; and (b) a statement signed by Grantor listing all leases of space in the Improvements as of the last day of such fiscal year, the respective areas demised thereunder, the names of the tenants, the respective expiration dates of the leases, the respective rentals provided for therein, and such other information as may reasonably be requested by Beneficiary.

         Notwithstanding anything herein to the contrary, for so long as title to the Real Property remains with Grantor and there is no uncured default for which notice is not required, nor any other uncured default for which notice has been previously given under any of the Loan Documents, then in lieu of the opinion from certified public accountants, Beneficiary will accept financial statements containing the information set forth in the preceding paragraph, in form and substance satisfactory to Beneficiary signed by Grantor's chief financial officer or authorized general partner.

         If Grantor omits to prepare and deliver promptly any report required by this Section, Beneficiary may elect, in addition to exercising any remedy for an Event of Default as provided for in this Deed of Trust, to make an audit of all books and records of Grantor and its beneficiaries, including without limitation their bank accounts, which in any way pertain to the Security, and to prepare the statement or statements which Grantor failed to procure and deliver. Such audit shall be made and such statements shall be prepared by an independent Certified Public Accountant to be selected by Beneficiary. Grantor shall pay all expenses of the audit and other services, which expenses shall be secured hereby as part of the Indebtedness and shall be immediately due and payable with interest thereon at the Default Rate set forth herein.

         Beneficiary shall afford any information received pursuant to this Section the same degree of confidentiality that Beneficiary affords similar information proprietary to Beneficiary; provided, however, that Beneficiary does not in any way warrant or represent that such information received from Grantor will remain confidential, and, provided further, that Beneficiary shall have the unconditional right to disclose, as necessary, any such information in the event Beneficiary sells, transfers, conveys, or assigns the Deed of Trust or any portion of the Indebtedness.

         35. Rights Cumulative. Each right and remedy of Beneficiary under this Deed of Trust, the Notes and any other Loan Documents, shall be in addition to every other right and remedy of Beneficiary and such rights and remedies may be enforced separately or in any combination.

         36. Subrogation. To the extent that proceeds of the Indebtedness are used to pay any outstanding lien, charge or encumbrance affecting the Security, such proceeds have been advanced by Beneficiary at Grantor's request, and Beneficiary shall be subrogated to all rights, interest and liens owned or held by any owner or holder of such outstanding liens, charges and encumbrances, irrespective of whether such liens, charges or encumbrances are released of record; provided, however, that the terms and provisions hereof shall govern the rights and remedies of Beneficiary and shall supersede the terms, provisions, rights, and remedies under the lien or liens to which Beneficiary is subrogated hereunder.

         37. No Waiver. Any failure by Beneficiary or Trustee to insist upon the strict performance by Grantor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantor of any and all of the terms and provisions hereof to be performed by Grantor.

         38. Deed of Trust Extension. The lien hereof shall remain in full force and effect during any postponement or extension of the time of payment of the Indebtedness, or of any part thereof, and any number of extensions or modifications hereof, or any additional notes taken by Beneficiary, shall not affect the lien hereof or the liability of Grantor or of any subsequent obligor to pay the Indebtedness unless and until such lien or liability be expressly released in writing by Beneficiary.

         39. Indemnification. Grantor shall indemnify and hold Beneficiary harmless from and against all obligations, liabilities, losses, costs, expenses, fines, penalties or damages (including attorneys' fees) which Beneficiary may incur by reason of this Deed of Trust or with regard to the Security prior to the exercise of any remedies under this Deed of Trust. Grantor shall defend Beneficiary against any claim or litigation involving Beneficiary for the same, and should Beneficiary incur such obligation, liability, loss, cost, expense, fine, penalty or damage, then Grantor shall reimburse Beneficiary upon demand. Any amount owed Beneficiary under this provision shall bear interest at the Default Rate set forth herein and shall be secured hereby.

         40. Nonrecourse. Except as specifically provided in this Section 40 and in Section 15 of the Notes, neither Grantor, Cornerstone, nor any of the general or limited partners of Grantor nor any of their respective officers, directors, shareholders, agents, employees or representatives (collectively the "Exculpated Parties") shall be personally liable for the payment of any sums due hereunder or the performance of any obligations of Grantor hereunder or under the other Loan Documents. No judgment for the repayment of the Principal Indebtedness or interest thereon or any other amount payable pursuant to any of the Loan Documents, will be enforced against any of the Exculpated Parties personally or any property of any of the Exculpated Parties other than the Security and any other security now or hereafter expressly granted under the Loan Documents in any action to foreclose this Deed of Trust or to otherwise realize upon any security now or hereafter expressly granted under the Loan Documents or to collect any amount payable hereunder.
Notwithstanding the foregoing:

                  (a) Nothing herein contained shall be construed as prohibiting Beneficiary from exercising any and all remedies which the Loan Documents permit, including the right to bring actions or proceedings against Grantor, Cornerstone, and other Exculpated Parties and to enter a judgment against Grantor, Cornerstone, and other Exculpated Parties, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of Grantor, Cornerstone, or any other Exculpated Party other than the security expressly granted under the Loan Documents;

                  (b) Grantor and Cornerstone shall each be fully and personally liable for, and the other Exculpated Parties (to the extent the other Exculpated Parties would be liable outside of the provisions of this paragraph), shall be fully and personally liable for, (i) misapplying any condemnation awards or insurance awards attributable to the

         Security, to the full extent of such awards so misapplied, (ii) misapplying any security deposits attributable to the Security, to the full extent of such deposits so misapplied, (iii) collecting any rents more than thirty (30) days in advance in violation of any covenant contained in the Loan Documents, to the full extent of such rents so collected in advance, (iv) committing fraud or intentional misrepresentation in connection with the operation of the Security or the making of the loan evidenced hereby, to the full extent of any loss, damage, expense or costs (including reasonable attorneys' fees) incurred by Beneficiary resulting from such fraud, misrepresentation or waste, (v) failing to pay in order of priority: real estate taxes or assessments, (or escrow accounts established therefor), operating and maintenance expenses relating to the Real Property, other sums required by the Loan Documents, deposits into a required reserve account, capital expenditures, management fees, leasing fees and expenses, marketing and advertising costs and debt service or other amounts due on the Indebtedness, but only to the extent of any gross revenues from the Security that were available to pay such expenses but were not so used during the period beginning six (6) months prior to either (A) Grantor's receipt of notice of default under the loan documents or (B) the occurrence of a default under the loan documents that would not require notice in order to ripen into an event of default, and continuing through the date Beneficiary takes title to the Real Property; (vi) the seizure or forfeiture of the Security due to the criminal activity by Grantor or Cornerstone, any constituent partner of Grantor or Cornerstone, or any of their respective shareholders, partners, officers, employees or agents, in the full amount of the loss incurred by Beneficiary as a result of such seizure or forfeiture.

                  (c) This paragraph shall impose no limitation on Grantor's, Cornerstone's, or any other Exculpated Party's personal liability under and the exercise of any of Beneficiary's rights under any indemnity from Grantor, Cornerstone, or any other Exculpated Party to Beneficiary including but not limited to, the Environmental Indemnification Agreement of even date herewith from Grantor and Cornerstone to Payee with regard to the Security except as may be expressly set forth therein;

                  (d) This paragraph shall impose no limitation on or prejudice to the rights of Beneficiary to proceed against any entity or person whatsoever, including Grantor, Cornerstone, and the other Exculpated Parties, with respect to the enforcement of any guarantees of the Principal Indebtedness or other sums due hereunder or under any of the other Loan Documents or any part thereof, any master leases, or any similar rights of payment that may be entered into after the date hereof, except as may be expressly set forth in any such guarantee.

         41. Attorneys' Fees. Any reference to "attorney fees", "attorneys' fees", or "attorney's fees" in this document includes but is not limited to both the fees, charges and costs incurred by Beneficiary or Trustee through Beneficiary's or Trustee's retention of outside legal counsel and the reasonably allocable fees, costs and charges for services rendered by Beneficiary's or Trustee's in-house counsel. Any reference to "attorney fees", "attorneys' fees", or "attorney's fees, shall also include but not be limited to those attorneys or legal fees, costs and charges incurred by Beneficiary or Trustee in the collection of any Indebtedness, the enforcement of any obligations hereunder, the protection of the Security, the foreclosure of this Deed of Trust and Security Agreement, the sale of the Security, the defense of actions arising hereunder and the collection, protection or setoff of any claim the Beneficiary may have in a proceeding under Title 11, United States Code. Attorneys Fees provided for hereunder shall accrue whether or not Beneficiary has provided notice of default or of an intention to exercise its remedies for such default.

         42. Administrative Fees. Beneficiary shall have the right to charge administrative fees during the term of the Notes as Beneficiary may determine, in its sole reasonable discretion, in connection with any servicing requests made by Grantor requiring Beneficiary's evaluation, preparation and processing of any such requests. Administrative fees shall not be charged for routine servicing matters contemplated by the Loan Documents including, without limitation: processing payments; processing insurance and UCC continuation documentation; processing escrow draws; review of tenant leases, subordination non-disturbance and attornment agreements and tenant estoppels on standard forms approved by Beneficiary without material modifications. Such administrative fees shall apply without limitation to requests for matters not permitted or contemplated by the Loan Documents (including, without limitation: requests for transfers or assignments, requests for partial releases; requests for review of new easements), and to requests, which, while contemplated by the Loan Documents, because of the nature of the request, will require significantly more time than an institutional lender, acting reasonably, would contemplate for such request (including without limitation, requests for the approval of tenant leases, tenant estoppels and tenant subordination, non-disturbance and attornment agreements which contain material differences from Beneficiary's standard forms). Beneficiary shall also be entitled to reimbursement for professional fees it incurs for such administration, including without limitation, those of architects, engineers and attorneys (whether (i) employed by Beneficiary or its affiliate or (ii) engaged by Beneficiary or its affiliates as independent contractors); provided, however, that the three lenders which comprise Beneficiary shall act together in employing and engaging third parties and in other matters which would result in administrative fees under this
Section 42 in order to avoid multiple or overlapping fees.

         43. Trustee's Costs and Expenses; Governmental Charges. Grantor shall pay all costs, fees and expenses of Trustee, its agents and counsel in connection with the performance of its duties hereunder, including without limitation the cost of any trustee's sale guaranty or other title insurance coverage ordered in connection with any foreclosure proceedings hereunder, and shall pay all taxes (except federal and state income taxes) or other governmental charges or impositions imposed by any governmental authority on Trustee or Beneficiary by reason of their interest in the Loan Documents.

         44. Protection of Security; Costs and Expenses. Grantor shall appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Beneficiary or Trustee, and shall pay all costs and expenses, including without limitation cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust or to enforce or establish any other rights or remedies of Beneficiary hereunder. If Grantor fails to perform any of the covenants or agreements contained in this Deed of Trust, or if any action or proceeding is commenced which affects Beneficiary's or Trustee's interest in the Security or any part thereof, including, but not limited to, eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or to a decedent, then Beneficiary or Trustee may, but without obligation to do so and without notice to or demand upon Grantor and without releasing Grantor from any obligation hereunder, make such appearances, disburse such sums and take such action as Beneficiary or Trustee deems necessary or appropriate to protect Beneficiary's or Trustee's interest, including, but not limited to, disbursement of reasonable attorneys' fees, entry upon the Security to make repairs or take other action to protect the security hereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of either Beneficiary or Trustee appears to be prior or superior hereto. Grantor further agrees to pay all reasonable expenses of Beneficiary or Trustee (including without limitation fees and disbursements of counsel) incident to the protection of the rights of Beneficiary hereunder, or to enforcement or collection of payment of the Indebtedness, whether by judicial or non-judicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Grantor, or otherwise. Any amounts disbursed by Beneficiary or Trustee pursuant to this Section shall be additional indebtedness of Grantor secured by the Loan Documents as of the date of disbursement and shall bear interest at the Default Rate. All such amounts shall be payable by Grantor immediately without demand. Nothing contained in this Section shall be construed to require Beneficiary or Trustee to incur any expense, make any appearance, or take any other action.

         45. Notices. Any notice, demand, request, statement or consent made hereunder shall be in writing, signed by the party giving such notice, request, demand, statement, or consent, and shall be deemed to have been properly given when either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States mail, postage prepaid and registered or certified return receipt requested, at the address set forth below, or at such other address within the continental United States of America as may have theretofore have been designed in writing. The effective date of any notice given as aforesaid shall be the date of personal service, one
(1) business day after delivery to such overnight delivery service, or three (3) business days after being deposited in the United States mail, whichever is applicable. For purposes hereof, the addresses are as follows:

If to Beneficiary:

                  Connecticut General Life Insurance Company
                  c/o CIGNA Investments, Inc.
                  900 Cottage Grove Road
                  Hartford, CT  06152-2319
                  Attn:  Investment Services, S-319

                  American General Realty Advisors, Inc.
                  2929 Allen Pkwy., 34th Floor
                  Houston, TX 77019
                  Attn: Director, Mortgage Loans

         And
                  Massachusetts Mutual Life Insurance Company
                  1295 State Street
                  Springfield, MA 01111
                  Attn:  ITS: Senior Managing Director of Real Estate

with a copy to:

                  CIGNA Corporation
                  Investment Law Department
                  900 Cottage Grove Road
                  Hartford, CT  06152-2215
                  Attn:  Real Estate Division, S-215A

with a courtesy copy to:

                  Fairfield and Woods, P.C.
                  1700 Lincoln Street, Suite 2400
                  Denver, CO 80203
                  Attn: Thomas P. Kearns, Esq.

If to Grantor:

                  c/o Cornerstone Properties Inc.
                  126 East 56th Street
                  New York, New York 10022
                  Attn: Kevin Mahoney

with a courtesy copy to:

                  Sherman & Sterling
                  Citicorp Center
                  153 East 53rd Street
                  New York City, N.Y. 10022-4676
                  Attn: Timothy G. Little, Esq.

         Notwithstanding the foregoing agreement to provide a courtesy copy to Grantor's attorneys, such copy shall be a courtesy copy only, and failure to provide such courtesy copy shall have absolutely no effect or entitle Grantor to any remedy whatsoever. Any notice duly given to Grantor shall be effective whether or not the courtesy copy was given to Grantor's attorneys.

         46. Release. Upon payment of all sums secured by this Deed of Trust, Beneficiary shall cause Trustee to release this Deed of Trust and shall produce for Trustee the Notes. Grantor shall pay all costs of recordation and shall pay the statutory Trustee's fees.

         47. Applicable Law. The provisions hereof shall be construed in accordance with the laws of the State of Colorado (the "State").

         48. Intentionally Omitted.

         49. Invalidity. If any provision of this Deed of Trust shall be held invalid or unenforceable, the same shall not affect in any respect whatsoever the validity of the remainder of this Deed of Trust, except that if such provision relates to the payment of a monetary sum, then the Beneficiary may, at its option, declare the Indebtedness due and payable upon sixty (60) days prior written notice to Grantor and, provided there exists no Event of Default hereunder, without prepayment fee or premium.

         50. Captions. The captions in this instrument are inserted only as a matter of convenience and for reference, and are not and shall not be deemed to be any part hereof.

         51. Modifications. This Deed of Trust may not be changed or terminated except in writing by both parties. The provisions of this Deed of Trust shall extend and be applicable to all renewals, amendments, extensions, consolidations, and modifications, of the other Loan Documents, and any and all references herein to the Loan Documents shall be deemed to include any such renewals, extensions, amendments, consolidations, or modifications thereof.

         52. Bind and Inure. The provisions of this Deed of Trust shall be binding on the Grantor and its heirs, successors and assigns, and any subsequent owners of the Security. The covenants of Grantor herein shall run with the land, and this Deed of Trust and all of the covenants herein contained shall inure to the benefit of the Beneficiary, its successors and assigns.

         53. Replacement of Notes. Upon receipt of evidence reasonably satisfactory to Grantor of the loss, theft, destruction or mutilation of the Notes, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Grantor or, in the case of any such mutilation, upon surrender and cancellation of the Notes, Grantor will execute and deliver, in lieu thereof, a replacement Notes, identical in form and substance to the Notes and dated as of the date of the Notes and upon such execution and delivery all references in this Deed of Trust to the Notes shall be deemed to refer to such replacement Notes.

         54. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Deed of Trust, the Notes and any of the other Loan Documents.

         55. Approvals and Consents. Except as otherwise hereinafter set forth, AG, Mass Mutual and CGLIC hereby designate CGLIC to act for and on behalf of AG, Mass Mutual and CGLIC with respect to all actions required or permitted to be taken by them, as Beneficiary hereunder or under any of the other Loan Documents (hereinafter referred to as an "Action"), including but not limited to, the right to respond to Grantor with respect to any Action, and Grantor shall have the right to rely on any such communication; provided, however, (i) all notices, requests and other communications to Beneficiary shall be delivered to each of AG, Mass Mutual and CGLIC as set forth in Section 48 hereof, and (ii) AG, Mass Mutual and CGLIC may, at any time, change such designee or terminate such designation by written notice thereof to Grantor executed by AG, Mass Mutual and CGLIC. Notwithstanding the foregoing, each of AG, Mass Mutual and CGLIC, or their respective successors or assigns, shall have the right to receive all payments on their respective Notes, and neither this Deed of Trust, the Notes or any of the other Loan Documents shall be modified, amended or terminated without the joinder of AG, Mass Mutual and CGLIC.


         IN WITNESS WHEREOF, the Grantor has duly executed this Deed of Trust as of the date first above written, in the presence of:

                                  GRANTOR:

                                  1700 LINCOLN LIMITED

                                  By:   ARICO-Denver, Inc., general partner


                                        By: ________________________________
                                            Name: Kevin P. Mahoney
                                            Title: Vice President


                                        By: ________________________________
                                            Name: Scott M. Dalrymple
                                            Title: Vice President

                                  By:   1700 Lincoln, Inc., general partner


                                        By: ________________________________

                                            Name: Kevin P. Mahoney
                                            Title: Vice President


                                        By: __________________________________
                                            Name: Scott M. Dalrymple
                                            Title: Vice President


         The undersigned, Cornerstone Properties Inc., hereby executes this Deed of Trust and Security Agreement for the purpose of acknowledging its Agreement to accept liability as set forth in Section 40 hereof.



                                        CORNERSTONE PROPERTIES INC.



                                        By: __________________________________
                                            Name: K.P. Mahoney, S.M. Dalrymple
                                            Title: Vice Presidents

STATE OF __________        )
                           ) ss.
COUNTY OF _________        )

         The foregoing instrument was acknowledged before me this ____ day of July, 1996, by ___________________ as ____________________ of ARICO-Denver,
Inc., general partner of 1700 Lincoln Limited, a Colorado limited partnership.

         WITNESS my hand and official seal.

         My commission expires:


                                             __________________________________
                                             Notary Public

                                             Address:

                                             __________________________________

                                             __________________________________





STATE OF_________          )
                           ) ss.
COUNTY OF _____________    )


         The foregoing instrument was acknowledged before me this ____ day of July, 1996, by ___________________ as ____________________ of ARICO-Denver,
Inc., general partner of 1700 Lincoln Limited, a Colorado limited partnership.

         WITNESS my hand and official seal.

         My commission expires:


                                             __________________________________
                                             Notary Public

                                             Address:

                                             __________________________________

                                             __________________________________

STATE OF ________           )
                            ) ss.
COUNTY OF _____________     )

         The foregoing instrument was acknowledged before me this ____ day of July, 1996, by ___________________ as ____________________ of 1700 Lincoln,
Inc., general partner of 1700 Lincoln Limited, a Colorado limited partnership.

         WITNESS my hand and official seal.

         My commission expires:

                                             __________________________________
                                             Notary Public

                                             Address:

                                             __________________________________

                                             __________________________________





STATE OF_________           )
                            ) ss.
COUNTY OF _____________     )

         The foregoing instrument was acknowledged before me this ____ day of July, 1996, by ___________________ as ____________________ of 1700 Lincoln,
Inc., general partner of 1700 Lincoln Limited, a Colorado limited partnership.

         WITNESS my hand and official seal.

         My commission expires:


                                             __________________________________
                                             Notary Public

                                             Address:

                                             __________________________________

                                             __________________________________

STATE OF_________          )
                           ) ss.
COUNTY OF _____________    )


         The foregoing instrument was acknowledged before me this ____ day of July, 1996, by ___________________ as ____________________ of Cornerstone
Properties Inc., a Colorado corporation.

         WITNESS my hand and official seal.

         My commission expires:



                                             __________________________________
                                             Notary Public

                                             Address:

                                             __________________________________

                                             __________________________________

                      DEED OF TRUST AND SECURITY AGREEMENT

                          EXHIBIT A - LEGAL DESCRIPTION

Parcel A: (Highrise building site)

Lots 16 to 20 , inclusive Block 30, H.C. Brown's Addition to Denver, Colorado, and the West one half of vacated alley lying East of and adjoining said lots

And

Lots 20 to 30, inclusive, Block 30, H.C. Brown's Addition to Denver, Colorado, and the East one half of vacated alley lying West of and adjoining said lots

And

That portion of Lot 31, Block 30, H.C. Brown's Addition to Denver, Colorado, and the vacated alley adjoining said lot, described as follows: Beginning at a point on the South line of said Lot 31, from which the Southeast corner of said Lot 31 lies 101.83 feet Easterly; thence Northerly on a deflection angle of 89 degrees 52'00", and parallel to the East line of said Lot 31, a distance of 0.06 feet; thence on a deflection angle to the right of 19 degrees 00'00", a distance of
4.25 feet to a point on the outside face on existing circular building structure; thence Northwesterly along the face of said building structure on a curve to the right, the chord of which deflects from the last mentioned course at an angle of 83 degrees 31'27" to the left and the radius of which measures
49.00 feet, an arc length of 8.76 feet to a point of non-tangency, said point also being on the face of said building structure; thence continuing along said building face on a deflection angle to the left from the aforementioned chord 25 degrees 28'33", a distance of 24.65 feet to the center of the vacated 16.00 foot alley adjacent to the West line of said Lot 31;

thence on a deflection angle to the left of 90 degrees 00'00", and along the centerline of said vacated 16.00 foot alley, a distance of 7.77 feet to the point of intersection with the South line of said Lot 31 extended westerly; thence on a deflection angle to the left of 89 degrees 52'00", a distance of
31.17 feet to the true point of beginning.

Parcel B: (Parking garage site)

The South one half of Lot 10 and all of Lots 11 to 20, inclusive, Block 35, H.C. Brown's Addition to Denver, Colorado, together with all of the Southerly 238.29 feet of the vacated alley adjacent thereto, Block 35, H.C. Brown's Addition to Denver, Colorado, as vacated by ordinance No. 244, Series of 1981, recorded may 15, 1981 in Book 2375 at Page 460; Except the following parcel described in the Deed from the Lincoln Building Corporation to the City and County of Denver, recorded July 20, 1981 in Book 2415 at Page 159; A part of Lots 10 and 11 of Block 35, H.C. Brown's Addition to Denver, City and County of Denver, State of Colorado, being more particularly described as follows:

Beginning at a point on the West line of said Block 35, 247.35 feet North of the Southwest corner of said Block 35; thence continuing Northerly along said West line a distance of 16.00 feet to a point being on the centerline of said Lot 10; thence on an interior angle left of 89 degrees 52'53" along said centerline of said Lot 10, a distance of 125.08 feet to a point on the West line of the existing 16 foot alley; thence on an interior angle left of 90 degrees 07'05" along the West line of said alley a distance of 25.00 feet; thence on an interior angle left of 89 degrees 52'55" a distance of 45.00 feet; thence on an exterior angle right of 212 degrees 42'02" a distance of 16.66 feet; thence on an exterior angle right of 147 degrees 17'58" a distance of 66.08 feet to the point of beginning. City and County of Denver, State of Colorado

TOGETHER WITH THOSE BENEFICIAL INTERESTS DESCRIBED AS FOLLOWS:


BENEFICIAL INTEREST NO. 1: (Underground tunnel - Sherman Street)

Beneficial interest appurtenant to Parcels A and B herein described, as set forth in the revocable license or permit for underground tunnel in Sherman Street, a public street, granted by ordinance No. 613, council Bill No. 668, Series 1980, as recorded February 9, 1981 in Book 2322 at Page 176 of the records of the City and County of Denver described as follows:

That part of Sherman Street being 18.00 feet in width and lying 9.00 feet on each side of the centerline described as follows:

Beginning at a point on the East line of Block 30, H.C. Brown's Addition to Denver, Colorado, said point being a distance of 125.12 feet North of the Southeast corner thereof; thence Easterly perpendicular to said East line, a distance of 90.00 feet to a point on the West line of Block 35, H.C. Brown's Addition to Denver, Colorado and a point of terminus. City and County of Denver, State of Colorado

BENEFICIAL INTEREST NO. 2: (Transformer vault - Sherman Street)

Beneficial interest appurtenant to Lots 21 to 25 of Block 30 of Parcel A herein described, as set forth in the revocable license or permit to encroach with transformer vault in Sherman Street, a public street, granted by Ordinance No. 612, Council Bill

No. 667, Series 1980, as recorded February 9, 1981 in Book 2322 at Page 178 of the records of the City and County of Denver described as follows:

Beginning at a point on the East line of Block 30, H.C. Brown's Addition to Denver, Colorado, said point being a distance of 1.58 feet North of the Southeast corner thereof; thence Easterly and parallel with the South line of said Block 30 extended Easterly, a distance of 18.25 feet; thence Northerly and parallel with the East line of said Block 30, a distance of 114.54 feet; thence Westerly and parallel with the South line of said Block 30 extended Easterly, a distance of 18.25 feet to a point on the East line of said Block 30; thence Southerly along said East line, a distance of 114.54 feet to the point of beginning. City and County of Denver, State of Colorado


BENEFICIAL INTEREST NO. 3: (Cassions - Sherman Street)

Beneficial interest appurtenant to Parcel A herein described, as set forth in the revocable license or permit to encroach with caissons in Sherman Street, a public street, granted by Ordinance No. 528, Council Bill No. 581, Series 1980 as recorded February 9, 1981 in Book 2322 at Page 174 of the records of the City and County of Denver described as follows:

That part of Sherman Street described as follows: Beginning at a point on the East line of Block 30, H.C. Brown's Addition to Denver, Colorado, said point being 135.85 feet North of the Southeast corner of said Block 30; thence Easterly and parallel with the South line of said Block 30 extended Easterly 1 foot; thence Northerly and parallel with the East line of said Block 30, 95.67 feet; thence Westerly and parallel with the South line of said Block 30 extended Easterly 1 foot to a point on the East line of said Block 30;

thence Southerly along said East line to the point of beginning. City and County of Denver, State of Colorado


BENEFICIAL INTEREST NO. 4: (Overhead pedestrian bridge - Lincoln Street)

Beneficial interest appurtenant to Parcel A herein described, as set forth in the revocable license or permit to encroach with an overhead bridge across Lincoln Street, a public street, granted by ordinance No. 611, Council Bill No. 666, Series 1980, as recorded February 9, 1981 in Book 2322 at Page 180 of the records of the City and County of Denver described as follows:

That part of Lincoln Street being 16.66 feet in width and lying 8.33 feet on each side of the centerline described as follows:

Beginning at a point on the West line of Block 30, H.C. Brown's Addition to Denver, Colorado, said point being 86.91 feet North of the Southwest corner thereof; thence Westerly perpendicular to the said West line, a distance of
90.00 feet to a point on the East line of Block 3, H.C. Brown's Addition to Denver, Colorado and a point of terminus. City and County of Denver, State of Colorado


BENEFICIAL INTEREST NO. 5: (Principal bank property)

Those certain beneficial interests granted by Lincoln Building Corporation, a Colorado corporation and by United Bank of Denver National Association, to 1700 Lincoln Limited, a Colorado limited partnership, in instrument entitled Reciprocal Easement Grant and Agreement recorded February 9, 1981 in Book 2322 at Page 323 of the records of the City and County of Denver, State of Colorado.

                      DEED OF TRUST AND SECURITY AGREEMENT


   Exhibit B - Form of Subordination, Nondisturbance and Attornment Agreement



Tenant Name:   _______________________________
Trade Name:    _______________________________
Room/Unit No.: _______________________________


         THIS AGREEMENT is dated the _____ day of ____________________, 19__, and is made by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, having an address of c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, Connecticut 06002, Attn: Real Estate Investment Services S-319; AMERICAN GENERAL LIFE INSURANCE COMPANY, having an address of c/o American General Realty Advisors, Inc., 2929 Allen Pkwy., 34th Floor, Houston, TX 77019; and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, having an address of 1295 State Street, Springfield, MA 01111 (collectively "Mortgagee"), _____________________ _________________________, d/b/a __________________________________________,
having an address of __________________________________________________________
("Tenant"), and _______________________________, having an address of _________
__________________________ ("Landlord).

                                    RECITALS:

         A. Tenant has entered into a lease ("Lease") dated _________________, 19___ with ____________________ as lessor ("Landlord"), covering the premises known as ____________________ (the "Premises") within the property known as ____________________, more particularly described as shown on Exhibit A, attached hereto (the "Real Property").

         B. Mortgagee has agreed to make or has made a mortgage loan in the amount of ____________________ to Landlord, secured by a mortgage of the Real Property (the "Mortgage"), and the parties desire to set forth their agreement herein.

         NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

         2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.

         3. If it becomes necessary to foreclose the Mortgage, Mortgagee shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease.

         4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

             a. liable for any act or omission of any prior landlord (including Landlord);

             b. liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is in an escrow fund available to Mortgagee;

             c. subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord);

             d. bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord);

             e. bound by any amendment, modification, or termination of the Lease made without Mortgagee's consent;

             f. personally liable under the Lease, Mortgagee's liability thereunder being limited to its interest in the Real Property; or

             g. bound by any notice of termination given by Landlord to Tenant without Mortgagee's prior written consent thereto.

         5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

         6. Tenant shall give Mortgagee, by certified mail, return receipt requested, or by commercial overnight delivery service, a copy of any notice of default served on Landlord, at Mortgagee's address set forth above or at such other address as to which Tenant has been notified in writing. If Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional ten (10) days within which to cure any default capable of being cured by the payment of money and an additional thirty
(30) days within which to cure any other default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

         7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon default by Landlord under the Mortgage. After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the

Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of Mortgagee, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of a default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

         8. Tenant declares, agrees and acknowledges that Mortgagee, in making disbursements pursuant to any agreement relating to the Loan, is under no obligation or duty to, nor has Mortgagee represented that it will, see to the application of such proceeds by the person or persons to whom Mortgagee disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement shall not defeat the subordination herein made in whole or in part.

            IN WITNESS WHEREOF, the parties hereto have executed these presents\ as of the day and year first above written.

Mortgagee: CONNECTICUT GENERAL LIFE INSURANCE COMPANY



By: ________________________               By: ________________________
Its:________________________               Its:________________________
Date:_______________________               Date:_______________________

Mortgagee: AMERICAN GENERAL LIFE INSURANCE COMPANY



By: ________________________               By: ________________________
Its:________________________               Its:________________________
Date:_______________________               Date:_______________________


Mortgagee: MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



By: ________________________               By: ________________________
Its:________________________               Its:________________________
Date:_______________________               Date:_______________________



Tenant: ____________________


By: ________________________               By: ________________________
Its:________________________               Its:________________________
Date:_______________________               Date:_______________________


Landlord: __________________

By: ________________________               By: ________________________
Its:________________________               Its:________________________
Date:_______________________               Date:_______________________

                                  [CORPORATION]


[STATE OR COMMONWEALTH OF __________________]    )
                                                 )ss.
[COUNTY OF _________________]                    )


         On this, the ______ day of ___________________, before me, notary public, the undersigned officer, personally appears _____________________, who acknowledged himself to be the _______________________ of ________________________, a corporation, and the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.


                                             __________________________________
                                             Notary Public


My Commission Expires:



                                  [PARTNERSHIP]

STATE OF  ___________    )
                         ) ss.
COUNTY OF ___________    )


         On this _________ day of _________________________ in the year _______
before me, _______________________, a Notary Public of said State, duly commissioned and sworn, personally appeared _______________, known to me (or proved to me on the oath of _____________________) to be a general partner of a limited partnership that executed the within instrument, and acknowledged to me that such partnership executed the same.


                                             __________________________________
                                             Notary Public

[CII ON BEHALF OF CGLIC]


STATE OF CONNECTICUT  )
                      ) SS.
COUNTY OF HARTFORD    )


         On this __________ day of ____________________, 1996, personally appeared __________________ who acknowledged himself to be the ______________________ and ______________________________ who acknowledged himself to be the _______________________ of CIGNA Investments, Inc., a corporation, duly authorized to sign on behalf of Connecticut General Life Insurance Company, a corporation, and that each of them, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation.

         IN WITNESS WHEREOF, I hereunto set my hand.


                                             __________________________________
                                             Notary Public
                                             My Commission Expires:



STATE OF TEXAS      )
                    ) ss.
COUNTY OF HARRIS    )


         The foregoing instrument was acknowledged before me this ______ day of _________, 1996, by ______________________ as Real Estate Investment Officer and
_______________________________ as Assistant Secretary of American General Life Insurance Company, a Texas corporation.

WITNESS MY HAND AND SEAL


____________________________
Notary Public
My Commission Expires:

                                    EXHIBIT A

                                   (SNDA-MTG)


                             Description of Premises

                                                                Denver, Colorado



                                 PROMISSORY NOTE
                  (MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY)


$32,666,667                                                        July 23, 1996



      FOR VALUE RECEIVED, 1700 Lincoln Limited (hereinafter referred to as "Maker"), promises to pay to the order of Massachusetts Mutual Life Insurance Company, a Massachusetts corporation, having its principal office at 1295 State Street, Springfield, Massachusetts 01111 (the "Payee"), or such other place as the Holder hereof may designate in writing (the legal holder from time to time of this Note, including Payee as the initial holder, hereinafter referred to as "Holder"), the principal sum of THIRTY-TWO MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SEVEN AND NO/100 DOLLARS ($32,666,667), or so much thereof as may be advanced to or for the benefit of Maker by Holder (hereinafter referred to as "Principal Indebtedness"), together with interest thereon at an annual rate of seven and one-half percent (7.5%) (the "Interest Rate"), in accordance with the provisions hereinafter set forth.

      1. Terms of Payment. If the date on which Principal Indebtedness is advanced to Maker ("the Advancement Date") is not the first day of a calendar month, then Maker shall pay to Holder on the first day of the first calendar month following the Advancement Date, interest only on the Principal Indebtedness, at the Interest Rate, calculated on the basis of a 365-day year and the number of days from and including the Advancement Date to and including the last day of the calendar month in which the Advancement Date occurs. On the first day of the second calendar month following the Advancement Date (or on the first day of the first calendar month following the date of this Note, if the date of this Note is the first day of a calendar month), and on the first day of each calendar month thereafter (hereinafter called the "monthly payment dates") until July 1, 2001, Maker shall pay to Holder the sum of $228,410.07 (hereinafter referred to as "monthly payments"), to be applied first to interest on the Principal Indebtedness from time to time outstanding at the Interest Rate and the balance to be applied in reduction of the Principal Indebtedness. The interest component of the monthly payments shall be calculated and applied on the basis of a 360-day year consisting of twelve 30-day months. On August 1, 2001 (the "Maturity

Date"), subject to extension in accordance with that certain Extension Option Agreement of even date herewith between Maker and Holder, Maker shall pay to Holder the entire Principal Indebtedness then remaining unpaid, together with accrued and unpaid interest thereon at the Interest Rate and any other charges due under this Note, the Deed of Trust (hereinafter defined), and any other documents evidencing or securing or pertaining to the advancement or disbursement of the Principal Indebtedness (collectively, the "Loan Documents"). The period from and including the date hereof to the Maturity Date, as the same may be extended, will be referred to hereinafter as the "Term".

      2. Prepayment. The term "Loan Years" shall mean the consecutive 12-month periods measured from the first day of the calendar month following the date of this Note or, if the date of this Note is the first day of a calendar month, then measured from the date of this Note. Except as specifically provided herein or in the Deed of Trust, no prepayment of the Principal Indebtedness shall be allowed during the first two (2) Loan Years (the "Closed Period"). Maker, whether or not a debtor in a proceeding under Title 11, United States Code, may prepay the Principal Indebtedness in full, but not in part, on any monthly payment date after the Closed Period, provided Maker gives Holder forty-five
(45) days' prior written notice and pays a prepayment fee as described below.

      After the Closed Period the prepayment fee shall be calculated as follows:

            (a) Through the end of the fourth Loan Year, or, if the Term is extended as provided in that certain Extension Option Agreement of even date herewith between Maker and Holder, through the end of the ninth Loan Year, the greater of:

                  (i) one percent (1%) of the then-existing balance of this Note, or

                  (ii)  Yield Maintenance as defined below.

            (b) For the first nine (9) months of the fifth Loan Year, excluding any period after the Extension Notice, if any, and, for the first nine months of the tenth Loan Year, if applicable, Yield Maintenance as defined below.

      The loan may be prepaid at par during the last three (3) months of the Term, as the Term may be extended pursuant to the Extension Option Agreement (the "Open Period"). The foregoing prepayment fee will be due when the loan is prepaid after the Closed Period and prior to the Open Period, whether such prepayment is voluntary or results from default, acceleration or any other cause. Such prepayment fee will not be payable if such prepayment results from a casualty or condemnation and the application of insurance proceeds or condemnation awards to the loan.

      In the event of a prepayment during the Closed Period resulting from an acceleration by reason of Maker's default or any other reason, Maker shall pay to Holder a default prepayment fee calculated as follows:

            (a)   3% of the then-existing principal balance of this Note, plus

            (b)   Yield Maintenance as defined below:

      Yield Maintenance: Yield Maintenance is defined as the sum of the present values on the date of prepayment of each Monthly Interest Shortfall for the remaining Term of the loan discounted to present value at one-twelfth of the sum of the monthly Treasury Yield plus 50 basis points.

      The Monthly Interest Shortfall is calculated for each monthly payment and is the product of (i) the positive difference, if any, of the Semi-Annual Equivalent Rate less an amount equal to the Treasury Yield plus 50 basis points, divided by 12, times (ii) the principal balance of the loan that would have been outstanding on each monthly payment date for which the calculation is made for each full and partial month remaining in the Term, assuming that the loan had not been prepaid, that all payments due on the Loan had been made on their respective due dates and that all such assumed payments had been applied first to accrued interest and then to principal.

      The present value for each Monthly Interest Shortfall amount is then determined by discounting each Monthly Interest Shortfall to the present value as of the date of prepayment of the Loan at one-twelfth the sum of the Treasury Yield plus 50 basis points.

      The "Semi-Annual Equivalent Rate" for this loan is 7.62%.

      The "Treasury Yield" will be determined by reference to the Federal Reserve Statistical Release H.15 (519) of Selected Interest Rates (or any similar successor publication of the Federal Reserve) for the first week ending not less than two full weeks prior to the prepayment date. If the remaining Term is less than one year, the Treasury Yield will equal the yield for 1-Year Treasury Constant Maturities. If the remaining Term is equal to one of the maturities of the Treasury Constant Maturities (e.g., 1-year, 2-year, etc.), then the Treasury Yield will equal the yield for the Treasury Constant Maturity with a maturity equaling the remaining Term. If the remaining Term is longer than one year, but does not equal one of the maturities of the Treasury Constant Maturities, then the Treasury Yield will be interpolated on a straight-line basis based on the Yields for the Treasury Constant Maturities with a maturity closest to the remaining Term.

      The aforementioned prepayment fee does not constitute a penalty, but rather represents the reasonable estimate, agreed to between Maker and Payee, of a fair compensation for the loss that may be sustained by Holder due to prepayment of the Principal Indebtedness prior to the Maturity Date. Any prepayment fee required pursuant to the preceding paragraphs shall be paid without prejudice to the right of Holder to collect any of the amounts owing under this Note or the Deed of Trust or otherwise, to enforce any of its rights or remedies arising out of an Event of Default hereunder.

      3. Security. This Note is secured by, among other things, a deed of trust (hereinafter referred to as the "Deed of Trust") given by Maker for the benefit of Payee and others, of even date herewith, constituting a first lien on real estate and a first priority security interest in personal property and any leasehold in such personal property and an assignment of rents and leases (hereinafter collectively referred to as the "Security"), in the City and County of Denver, State of Colorado.

      4. Location and Medium of Payments. The sums payable under this Note or under the Deed of Trust shall be paid to Holder at its principal address hereinabove set forth, or at such other place as Holder may from time to time hereafter designate to Maker in writing, in legal tender of the United States of America.

      5. Acceleration of Maturity. At the option of Holder, which may be exercised at any time after one or more of the following events (each being an "Event of Default") shall have occurred, the whole of the Principal Indebtedness, together with all interest and other charges due under any of the Loan Documents, shall immediately become due and payable ("Acceleration of Maturity"): (a) if any payment of any installment of the Principal Indebtedness, and/or interest or of any other sum due hereunder is not received by Holder within five business days following the date when such payment was due; or (b) if a default or an Event of Default shall occur under the Deed of Trust or any other of the Loan Documents, which is not cured within any applicable grace period afforded therein, if any.

      6. Late Charges; Interest Following Event of Default. If any payment of principal or interest due under this Note or any escrow payment required under
Section 5 of the Deed of Trust is not paid when due, without regard to any cure or grace period, Maker shall pay and Holder shall be entitled to collect a late payment charge for each month or fraction thereof during which such payment is not made when due and for each month thereafter that such sum remains unpaid, equal to the lesser of four percent (4%) of such late payment, or the maximum amount permitted by law, for the purpose of defraying the expense incurred by Holder in handling and processing such delinquent payment, and such amount shall be secured by the Deed of Trust.

      In addition to any late payment charge which may be due under this Note, Maker shall pay interest on all sums due hereunder at a rate (the "Default Rate") equal to the lesser of (i) the Interest Rate plus four percent (4%) per annum, or (ii) the maximum rate permitted by law, from and after the first to occur of the following events: if Holder elects to cause the Acceleration of Maturity or if a petition under Title 11, United States Code, shall be filed by or against Maker.

      7. Collection and Enforcement Costs. Maker, upon demand, shall pay Holder for all costs and expenses, including without limitation attorneys' fees, paid or incurred by Holder in connection with the collection of any sum due hereunder, or in connection with enforcement of any of Holder's rights or Maker's obligations under this Note, the Deed of Trust or any of the other Loan Documents.

      8. Continuing Liability. The obligation of Maker to pay the Principal Indebtedness, interest and all other sums due hereunder shall continue in full force and effect and in no ways be impaired, until the actual payment thereof to Holder, and in case of a sale or transfer of all or any part of the Security, or in case of any further agreement given to secure the payment of this Note, or in case of any agreement or stipulation extending the time or modifying the terms of payment above recited, Maker shall nevertheless continue to be liable on this Note, as extended or modified by any such agreement or stipulation, unless released and discharged in writing by Holder.

      9. Joint and Several Liability. If more than one person, corporation, partnership or other entity shall execute this Note, then each person and entity shall be fully liable for all obligations of Maker hereunder, and such obligations shall be joint and several.

      10. No Oral Changes; Waivers. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of a change is sought. The provisions of this Note shall extend and be applicable to all renewals, amendments, extensions, consolidations, and modifications of the Deed of Trust and/or the other Loan Documents, and any and all references herein to the Deed of Trust and/or the Loan Documents shall be deemed to include any such renewals, amendments, extensions, consolidations, or modifications thereof.

      Maker and any future indorsers, sureties, and guarantors hereof, jointly and severally, waive presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default (except notice of default required hereby, if any), or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by the Holder; and Maker and all future indorsers, sureties and guarantors hereof consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder hereof with respect to the payment or other provisions of this Note, and to the release of the collateral, or any part thereof, with or without substitution, and agree that additional makers, indorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

      Holder shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Holder, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event. The acceptance by Holder of payment hereunder that is less than payment in full of all amounts due at the time of such payment shall not without the express written consent of Holder:
(i) constitute a waiver of the right to exercise any of Holder's remedies at that time or at any subsequent time, (ii) constitute an accord and satisfaction, or (iii) nullify any prior exercise of any remedy.

      No failure to cause an Acceleration of Maturity hereof by reason of an Event of Default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Colorado; and, to the maximum extent permitted by law, Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

      To the maximum extent permitted by law, Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, and appraisement now provided, or which may hereafter be provided, by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.

      11. Bind and Inure. This Note shall bind and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

      12. Applicable Law. The provisions of this Note shall be construed and enforceable in accordance with the laws of the State of Colorado.

      If any provision of this Note or the application hereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Note nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law, except that if such provision would result in a reduction in the Interest Rate or other material change in the payment of a monetary sum, then the Holder may, at its option, declare the entire indebtedness evidenced hereby due and payable upon sixty (60) days prior written notice to Maker and, provided no

Event of Default is then continuing, without prepayment fee or premium.

      13. Usury. In no event shall Maker be bound to pay interest in excess of the limit for the use, forbearance or detention of the money loaned pursuant to this Note; the right to demand any such excess being hereby expressly waived by Holder.

      14. Notice. Any notice, request, demand, statement or consent made hereunder shall be in writing signed by the party giving such notice, request, demand, statement or consent, and shall be deemed to have been properly given when either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States Mail, postage prepaid and registered or certified return receipt requested, at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing. The effective date of any notice given as aforesaid shall be the date of personal service, one (1) business day after delivery to such overnight delivery service, or three (3) business days after being deposited in the United States Mail, whichever is applicable. For purposes hereof, the addresses are as follows:


            If to Holder:       Massachusetts Mutual Life Insurance Company
                                1295 State Street
                                Springfield, MA 01111
                                Telecopy No.: (413) 744-6123
                                Attn: ITS: Senior Managing Director of
                                                   Real Estate

            With copies to:     Connecticut General Life Insurance Company
                                c/o CIGNA Investments, Inc.
                                900 Cottage Grove Road
                                Hartford, CT  06152-2319
                                Attn:  Investment Services, S-319

                                And


            With a copy to:     CIGNA Corporation
                                Investment Law Department
                                900 Cottage Grove Road
                                Hartford, CT  06152-2215
                                Attn:  Real Estate Division, S-215A

                                And

                                American General Realty Advisors, Inc.
                                2929 Allen Pkwy., 34th Floor
                                Houston, TX 77019
                                Telecopy No.: (713) 831-1033
                                Attn: Director, Mortgage Loans

            With a courtesy
            copy to:            Fairfield and Woods, P.C.
                                1700 Lincoln Street, Suite 2400
                                Denver, Colorado 80203
                                Attn: Thomas P. Kearns, Esq.

            If to Maker:        Cornerstone Properties Inc.
                                126 East 56th Street
                                New York, New York 10022
                                Attn: Kevin P. Mahoney

            With a courtesy
            copy to:            Shearman & Sterling
                                 Citicorp Center
                                153 East 53rd Street
                                New York City, N.Y. 10022-4676
                                Attn: Timothy G. Little, Esq.


      Notwithstanding the foregoing agreement to provide a courtesy copy to Maker's attorneys, such copy shall be a courtesy copy only, and failure to provide such courtesy copy shall have absolutely no effect or entitle Maker to any remedy whatsoever. Any notice duly given to Maker shall be effective whether or not the courtesy copy was given to Maker's attorneys.

      15. Nonrecourse. Except as specifically provided hereinafter in this
Section 15 and in Section 40 of the Deed of Trust, neither Maker, Cornerstone Properties Inc. ("Cornerstone"), nor any of the general or limited partners of Maker nor any of their respective officers, directors, shareholders, agents, employees or representatives (collectively the "Exculpated Parties") shall be personally liable for the payment of any sums due hereunder or the performance of any obligations of Maker hereunder or under the other Loan Documents. No judgment for the repayment of the Principal Indebtedness or interest thereon or any other amount payable pursuant to any of the Loan Documents, will be enforced against any of the Exculpated Parties personally or any property of any of the Exculpated Parties other than the Security and any other security now or hereafter expressly granted under the Loan Documents in any action to foreclose the Deed of Trust or to otherwise realize upon any security now or hereafter expressly granted under the Loan Documents or to collect any amount payable hereunder. Notwithstanding the foregoing:

            (a) Nothing herein contained shall be construed as prohibiting Holder from exercising any and all remedies which the Loan Documents permit, including the right to bring actions or proceedings against Maker, Cornerstone, and other Exculpated Parties and to enter a judgment against Maker, Cornerstone, and any other Exculpated Parties, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of Maker, Cornerstone, or any other Exculpated Party other than the security now or hereafter expressly granted under the Loan Documents;

            (b) Maker and Cornerstone shall each be fully and personally liable for, and the other Exculpated Parties (to the extent the other Exculpated Parties would be liable outside of the provisions of this section) shall be fully and personally liable for, (i) misapplying any condemnation awards or insurance awards attributable to the Security, to the full extent of such awards so misapplied, (ii) misapplying any security deposits attributable to the Security, to the full extent of such deposits so misapplied, (iii) collecting any rents more than thirty (30) days in advance in violation of any covenant contained in the Loan Documents, to the full extent of such rents so collected in advance, (iv) committing fraud or intentional misrepresentation in connection with the operation of the Security or the making of the loan evidenced hereby, to the full extent of any loss, damage, expense or costs (including reasonable attorneys' fees) incurred by Holder resulting from such fraud, misrepresentation or waste, (v) failing to pay in order of priority: real estate taxes or assessments, (or escrow accounts established therefor), operating and maintenance expenses relating to the Real Property, other sums required by the Loan Documents, deposits into a required reserve account, capital expenditures, management fees, leasing fees and expenses, marketing and advertising costs and debt service or other amounts due on the Indebtedness, but only to the extent of any gross revenues from the Security that were available to pay such expenses but were not so used during the period beginning six (6) months prior to either (A) Maker's receipt of notice of default under the loan documents or (B) the occurrence of a default under the loan documents that would not require notice in order to ripen into an event of default, and continuing through the date Holder takes title to the Real Property; (vi) the seizure or forfeiture of the Security due to the criminal activity by Maker or Cornerstone any constituent partner of Maker or Cornerstone or any of their respective shareholders, partners, officers, employees or agents, in the full amount of the loss incurred by Holder as a result of such seizure or forfeiture.

            (c) This section shall impose no limitation on Maker's, Cornerstone's, or any other Exculpated Party's personal liability under and the exercise of any of Holder's rights under any indemnity from Maker, Cornerstone, or any other Exculpated Party to Holder including but not limited to, the Environmental Indemnification Agreement of even date herewith from Maker and Cornerstone to Payee with regard to the Security except as may be expressly set forth therein;

            (d) This section shall impose no limitation on or prejudice to the rights of Holder to proceed against any entity or person whatsoever, including Maker, Cornerstone, and the other Exculpated Parties, with respect to the enforcement of any guarantees of the Principal Indebtedness or other sums due hereunder or under any of the other Loan Documents or any part thereof, any master leases, or any similar rights of payment that may be entered into after the date hereof, except as may be expressly set forth in any such guarantee.

      16. Time of the Essence. Time is of the essence in this Note and the other Loan Documents.

      17. Attorneys' Fees. Any reference to "attorney fees" in this document includes but is not limited to both the fees, charges and costs incurred by Holder through its retention of outside legal counsel and the reasonably allocable fees, costs and charges for services rendered by Holder's in-house counsel. Any reference to "attorney fees" shall also include but not be limited to those attorneys or legal fees, costs and charges incurred by Holder in the collection of any Indebtedness, the enforcement of any obligations hereunder, the protection of the Security, the foreclosure of the Deed of Trust, the sale of the Security, the defense of actions arising hereunder and the collection, protection or setoff of any claim the Holder may have in a proceeding under Title 11, United States Code. Attorneys fees provided for hereunder shall accrue whether or not Holder has provided notice of an Event of Default or of an intention to exercise its remedies for such Event of Default.

      18. Action by Maker. Unless otherwise required by law, Maker may not take any action with respect to this Note, including, without limitation, any election to prepay the Principal Indebtedness, unless Maker takes the same action with respect to those two certain promissory notes of even date herewith given by Maker to (a) Connecticut General Life Insurance Company in the original principal amount of $32,666,666, and (b) American General Life Insurance Company in the original principal amount of $32,666,667.

      19. Waiver of Trial by Jury. Maker hereby waives its right to a trial by jury as to any matter arising out of or concerning the subject matter of this Note.

      IN WITNESS WHEREOF, Maker has duly executed this Note as a sealed instrument as of the day and year first above written.

                                    MAKER:

                                    1700 LINCOLN LIMITED

                                    By:  ARICO-Denver, Inc., general partner


                                         By: ________________________________
                                             Name:  Kevin P. Mahoney
                                             Title:  Vice President

                                         By: ________________________________
                                             Name:  Scott M. Dalrymple
                                             Title:  Vice President




                                    By:  1700 Lincoln, Inc., general partner


                                         By: ________________________________
                                             Name:  Kevin P. Mahoney
                                             Title:  Vice President


                                         By: ________________________________
                                             Name:  Scott M. Dalrymple
                                             Title:  Vice President

                                                                Denver, Colorado



                                 PROMISSORY NOTE
                  (CONNECTICUT GENERAL LIFE INSURANCE COMPANY)


$32,666,666                                                        July 23, 1996



      FOR VALUE RECEIVED, 1700 Lincoln Limited (hereinafter referred to as "Maker"), promises to pay to the order of Connecticut General Life Insurance Company, a Connecticut corporation, having its principal office at 900 Cottage Grove Road, Bloomfield, Connecticut (the "Payee"), or such other place as the Holder hereof may designate in writing (the legal holder from time to time of this Note, including Payee as the initial holder, hereinafter referred to as "Holder"), the principal sum of THIRTY-TWO MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX AND NO/100 DOLLARS ($32,666,666), or so much thereof as may be advanced to or for the benefit of Maker by Holder (hereinafter referred to as "Principal Indebtedness"), together with interest thereon at an annual rate of seven and one-half percent (7.5%) (the "Interest Rate"), in accordance with the provisions hereinafter set forth.

      1. Terms of Payment. If the date on which Principal Indebtedness is advanced to Maker ("the Advancement Date") is not the first day of a calendar month, then Maker shall pay to Holder on the first day of the first calendar month following the Advancement Date, interest only on the Principal Indebtedness, at the Interest Rate, calculated on the basis of a 365-day year and the number of days from and including the Advancement Date to and including the last day of the calendar month in which the Advancement Date occurs. On the first day of the second calendar month following the Advancement Date (or on the first day of the first calendar month following the date of this Note, if the date of this Note is the first day of a calendar month), and on the first day of each calendar month thereafter (hereinafter called the "monthly payment dates") until July 1, 2001, Maker shall pay to Holder the sum of $228,410.07 (hereinafter referred to as "monthly payments"), to be applied first to interest on the Principal Indebtedness from time to time outstanding at the Interest Rate and the balance to be applied in reduction of the Principal Indebtedness. The interest component of the monthly payments shall be calculated and applied on the basis of a 360-day year consisting of twelve 30-day months. On August 1, 2001 (the "Maturity

Date"), subject to extension in accordance with that certain Extension Option Agreement of even date herewith between Maker and Holder, Maker shall pay to Holder the entire Principal Indebtedness then remaining unpaid, together with accrued and unpaid interest thereon at the Interest Rate and any other charges due under this Note, the Deed of Trust (hereinafter defined), and any other documents evidencing or securing or pertaining to the advancement or disbursement of the Principal Indebtedness (collectively, the "Loan Documents"). The period from and including the date hereof to the Maturity Date, as the same may be extended, will be referred to hereinafter as the "Term".

      2. Prepayment. The term "Loan Years" shall mean the consecutive 12-month periods measured from the first day of the calendar month following the date of this Note or, if the date of this Note is the first day of a calendar month, then measured from the date of this Note. Except as specifically provided herein or in the Deed of Trust, no prepayment of the Principal Indebtedness shall be allowed during the first two (2) Loan Years (the "Closed Period"). Maker, whether or not a debtor in a proceeding under Title 11, United States Code, may prepay the Principal Indebtedness in full, but not in part, on any monthly payment date after the Closed Period, provided Maker gives Holder forty-five
(45) days' prior written notice and pays a prepayment fee as described below.

      After the Closed Period the prepayment fee shall be calculated as follows:

            (a) Through the end of the fourth Loan Year, or, if the Term is extended as provided in that certain Extension Option Agreement of even date herewith between Maker and Holder, through the end of the ninth Loan Year, the greater of:

                  (i) one percent (1%) of the then-existing balance of this Note, or

                  (ii)  Yield Maintenance as defined below.

            (b) For the first nine (9) months of the fifth Loan Year, excluding any period after the Extension Notice, if any, and, for the first nine months of the tenth Loan Year, if applicable, Yield Maintenance as defined below.

      The loan may be prepaid at par during the last three (3) months of the Term, as the Term may be extended pursuant to the Extension Option Agreement (the "Open Period"). The foregoing prepayment fee will be due when the loan is prepaid after the Closed Period and prior to the Open Period, whether such prepayment is voluntary or results from default, acceleration or any other cause. Such prepayment fee will not be payable if such prepayment results from a casualty or condemnation and the application of insurance proceeds or condemnation awards to the loan.

      In the event of a prepayment during the Closed Period resulting from an acceleration by reason of Maker's default or any other reason, Maker shall pay to Holder a default prepayment fee calculated as follows:

            (a)   3% of the then-existing principal balance of this Note, plus

            (b)   Yield Maintenance as defined below:

      Yield Maintenance: Yield Maintenance is defined as the sum of the present values on the date of prepayment of each Monthly Interest Shortfall for the remaining Term of the loan discounted to present value at one-twelfth of the sum of the monthly Treasury Yield plus 50 basis points.

      The Monthly Interest Shortfall is calculated for each monthly payment and is the product of (i) the positive difference, if any, of the Semi-Annual Equivalent Rate less an amount equal to the Treasury Yield plus 50 basis points, divided by 12, times (ii) the principal balance of the loan that would have been outstanding on each monthly payment date for which the calculation is made for each full and partial month remaining in the Term, assuming that the loan had not been prepaid, that all payments due on the Loan had been made on their respective due dates and that all such assumed payments had been applied first to accrued interest and then to principal.

      The present value for each Monthly Interest Shortfall amount is then determined by discounting each Monthly Interest Shortfall to the present value as of the date of prepayment of the Loan at one-twelfth the sum of the Treasury Yield plus 50 basis points.

      The "Semi-Annual Equivalent Rate" for this loan is 7.62%.

      The "Treasury Yield" will be determined by reference to the Federal Reserve Statistical Release H.15 (519) of Selected Interest Rates (or any similar successor publication of the Federal Reserve) for the first week ending not less than two full weeks prior to the prepayment date. If the remaining Term is less than one year, the Treasury Yield will equal the yield for 1-Year Treasury Constant Maturities. If the remaining Term is equal to one of the maturities of the Treasury Constant Maturities (e.g., 1-year, 2-year, etc.), then the Treasury Yield will equal the yield for the Treasury Constant Maturity with a maturity equaling the remaining Term. If the remaining Term is longer than one year, but does not equal one of the maturities of the Treasury Constant Maturities, then the Treasury Yield will be interpolated on a straight-line basis based on the Yields for the Treasury Constant Maturities with a maturity closest to the remaining Term.

      The aforementioned prepayment fee does not constitute a penalty, but rather represents the reasonable estimate, agreed to between Maker and Payee, of a fair compensation for the loss that may be sustained by Holder due to prepayment of the Principal Indebtedness prior to the Maturity Date. Any prepayment fee required pursuant to the preceding paragraphs shall be paid without prejudice to the right of Holder to collect any of the amounts owing under this Note or the Deed of Trust or otherwise, to enforce any of its rights or remedies arising out of an Event of Default hereunder.

      3. Security. This Note is secured by, among other things, a deed of trust (hereinafter referred to as the "Deed of Trust") given by Maker for the benefit of Payee and others, of even date herewith, constituting a first lien on real estate and a first priority security interest in personal property and any leasehold in such personal property and an assignment of rents and leases (hereinafter collectively referred to as the "Security"), in the County of Denver, State of Colorado.

      4. Location and Medium of Payments. The sums payable under this Note or under the Deed of Trust shall be paid to Holder at its principal address hereinabove set forth, or at such other place as Holder may from time to time hereafter designate to Maker in writing, in legal tender of the United States of America.

      5. Acceleration of Maturity. At the option of Holder, which may be exercised at any time after one or more of the following events (each being an "Event of Default") shall have occurred, the whole of the Principal Indebtedness, together with all interest and other charges due under any of the Loan Documents, shall immediately become due and payable ("Acceleration of Maturity"): (a) if any payment of any installment of the Principal Indebtedness, and/or interest or of any other sum due hereunder is not received by Holder within five business days following the date when such payment was due; or (b) if a default or an Event of Default shall occur under the Deed of Trust or any other of the Loan Documents, which is not cured within any applicable grace period afforded therein, if any.

      6. Late Charges; Interest Following Event of Default. If any payment of principal or interest due under this Note or any escrow payment required under
Section 5 of the Deed of Trust is not paid when due, without regard to any cure or grace period, Maker shall pay and Holder shall be entitled to collect a late payment charge for each month or fraction thereof during which such payment is not made when due and for each month thereafter that such sum remains unpaid, equal to the lesser of four percent (4%) of such late payment, or the maximum amount permitted by law, for the purpose of defraying the expense incurred by Holder in handling and processing such delinquent payment, and such amount shall be secured by the Deed of Trust.

      In addition to any late payment charge which may be due under this Note, Maker shall pay interest on all sums due hereunder at a rate (the "Default Rate") equal to the lesser of (i) the Interest Rate plus four percent (4%) per annum, or (ii) the maximum rate permitted by law, from and after the first to occur of the following events: if Holder elects to cause the Acceleration of Maturity or if a petition under Title 11, United States Code, shall be filed by or against Maker.

      7. Collection and Enforcement Costs. Maker, upon demand, shall pay Holder for all costs and expenses, including without limitation attorneys' fees, paid or incurred by Holder in connection with the collection of any sum due hereunder, or in connection with enforcement of any of Holder's rights or Maker's obligations under this Note, the Deed of Trust or any of the other Loan Documents.

      8. Continuing Liability. The obligation of Maker to pay the Principal Indebtedness, interest and all other sums due hereunder shall continue in full force and effect and in no ways be impaired, until the actual payment thereof to Holder, and in case of a sale or transfer of all or any part of the Security, or in case of any further agreement given to secure the payment of this Note, or in case of any agreement or stipulation extending the time or modifying the terms of payment above recited, Maker shall nevertheless continue to be liable on this Note, as extended or modified by any such agreement or stipulation, unless released and discharged in writing by Holder.

      9. Joint and Several Liability. If more than one person, corporation, partnership or other entity shall execute this Note, then each person and entity shall be fully liable for all obligations of Maker hereunder, and such obligations shall be joint and several.

      10. No Oral Changes; Waivers. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of a change is sought. The provisions of this Note shall extend and be applicable to all renewals, amendments, extensions, consolidations, and modifications of the Deed of Trust and/or the other Loan Documents, and any and all references herein to the Deed of Trust and/or the Loan Documents shall be deemed to include any such renewals, amendments, extensions, consolidations, or modifications thereof.

      Maker and any future indorsers, sureties, and guarantors hereof, jointly and severally, waive presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default (except notice of default required hereby, if any), or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by the Holder; and Maker and all future indorsers, sureties and guarantors hereof consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder hereof with respect to the payment or other provisions of this Note, and to the release of the collateral, or any part thereof, with or without substitution, and agree that additional makers, indorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

      Holder shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Holder, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event. The acceptance by Holder of payment hereunder that is less than payment in full of all amounts due at the time of such payment shall not without the express written consent of Holder:
(i) constitute a waiver of the right to exercise any of Holder's remedies at that time or at any subsequent time, (ii) constitute an accord and satisfaction, or (iii) nullify any prior exercise of any remedy.

      No failure to cause an Acceleration of Maturity hereof by reason of an Event of Default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Colorado; and, to the maximum extent permitted by law, Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

      To the maximum extent permitted by law, Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, and appraisement now provided, or which may hereafter be provided, by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.

      11. Bind and Inure. This Note shall bind and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

      12. Applicable Law. The provisions of this Note shall be construed and enforceable in accordance with the laws of the State of Colorado.

      If any provision of this Note or the application hereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Note nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law, except that if such provision would result in a reduction in the Interest Rate or other material change in the payment of a monetary sum, then the Holder may, at its option, declare the entire indebtedness evidenced hereby due and payable upon sixty (60) days prior written notice to Maker and, provided no

Event of Default is then continuing, without prepayment fee or premium.

      13. Usury. In no event shall Maker be bound to pay interest in excess of the limit for the use, forbearance or detention of the money loaned pursuant to this Note; the right to demand any such excess being hereby expressly waived by Holder.

      14. Notice. Any notice, request, demand, statement or consent made hereunder shall be in writing signed by the party giving such notice, request, demand, statement or consent, and shall be deemed to have been properly given when either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States Mail, postage prepaid and registered or certified return receipt requested, at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing. The effective date of any notice given as aforesaid shall be the date of personal service, one (1) business day after delivery to such overnight delivery service, or three (3) business days after being deposited in the United States Mail, whichever is applicable. For purposes hereof, the addresses are as follows:


            If to Holder:       Connecticut General Life Insurance Company
                                c/o CIGNA Investments, Inc.
                                900 Cottage Grove Road
                                Hartford, CT  06152-2319
                                Attn:  Investment Services, S-319

            With copies to:     American General Realty Advisors, Inc.
                                2929 Allen Pkwy., 34th Floor
                                Houston, TX 77019
                                Telecopy No.: (713) 831-1033
                                Attn: Director, Mortgage Loans

                                And

                                Massachusetts Mutual Life Insurance Company
                                1295 State Street
                                Springfield, MA 01111
                                Telecopy No.: (413) 744-6123
                                Attn: ITS: Senior Managing Director of
                                                   Real Estate

            With a copy to:     CIGNA Corporation

                                Investment Law Department
                                900 Cottage Grove Road
                                Hartford, CT  06152-2215
                                Attn:  Real Estate Division, S-215A

            With a courtesy
            copy to:            Fairfield and Woods, P.C.
                                1700 Lincoln Street, Suite 2400
                                Denver, Colorado 80203
                                Attn: Thomas P. Kearns, Esq.

            If to Maker:        Cornerstone Properties Inc.
                                126 East 56th Street
                                New York, New York 10022
                                Attn: Kevin P. Mahoney

            With a courtesy
            copy to:            Shearman & Sterling
                                Citicorp Center
                                153 East 53rd Street
                                New York City, N.Y. 10022-4676
                                Attn: Timothy G. Little, Esq.


      Notwithstanding the foregoing agreement to provide a courtesy copy to Maker's attorneys, such copy shall be a courtesy copy only, and failure to provide such courtesy copy shall have absolutely no effect or entitle Maker to any remedy whatsoever. Any notice duly given to Maker shall be effective whether or not the courtesy copy was given to Maker's attorneys.

      15. Nonrecourse. Except as specifically provided hereinafter in this
Section 15 and in Section 40 of the Deed of Trust, neither Maker, Cornerstone Properties Inc. ("Cornerstone"), nor any of the general or limited partners of Maker nor any of their respective officers, directors, shareholders, agents, employees or representatives (collectively the "Exculpated Parties") shall be personally liable for the payment of any sums due hereunder or the performance of any obligations of Maker hereunder or under the other Loan Documents. No judgment for the repayment of the Principal Indebtedness or interest thereon or any other amount payable pursuant to any of the Loan Documents, will be enforced against any of the Exculpated Parties personally or any property of any of the Exculpated Parties other than the Security and any other security now or hereafter expressly granted under the Loan Documents in any action to foreclose the Deed of Trust or to otherwise realize upon any security now or hereafter expressly granted under the Loan Documents or to collect any amount payable hereunder. Notwithstanding the foregoing:

            (a) Nothing herein contained shall be construed as prohibiting Holder from exercising any and all remedies which the Loan Documents permit, including the right to bring actions or proceedings against Maker, Cornerstone, and other Exculpated Parties and to enter a judgment against Maker, Cornerstone, and any other Exculpated Parties, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of Maker, Cornerstone, or any other Exculpated Party other than the security now or hereafter expressly granted under the Loan Documents;

            (b) Maker and Cornerstone shall each be fully and personally liable for, and the other Exculpated Parties (to the extent the other Exculpated Parties would be liable outside of the provisions of this section) shall be fully and personally liable for, (i) misapplying any condemnation awards or insurance awards attributable to the Security, to the full extent of such awards so misapplied, (ii) misapplying any security deposits attributable to the Security, to the full extent of such deposits so misapplied, (iii) collecting any rents more than thirty (30) days in advance in violation of any covenant contained in the Loan Documents, to the full extent of such rents so collected in advance, (iv) committing fraud or intentional misrepresentation in connection with the operation of the Security or the making of the loan evidenced hereby, to the full extent of any loss, damage, expense or costs (including reasonable attorneys' fees) incurred by Holder resulting from such fraud, misrepresentation or waste, (v) failing to pay in order of priority: real estate taxes or assessments, (or escrow accounts established therefor), operating and maintenance expenses relating to the Real Property, other sums required by the Loan Documents, deposits into a required reserve account, capital expenditures, management fees, leasing fees and expenses, marketing and advertising costs and debt service or other amounts due on the Indebtedness, but only to the extent of any gross revenues from the Security that were available to pay such expenses but were not so used during the period beginning six (6) months prior to either (A) Maker's receipt of notice of default under the loan documents or (B) the occurrence of a default under the loan documents that would not require notice in order to ripen into an event of default, and continuing through the date Holder takes title to the Real Property; (vi) the seizure or forfeiture of the Security due to the criminal activity by Maker or Cornerstone any constituent partner of Maker or Cornerstone or any of their respective shareholders, partners, officers, employees or agents, in the full amount of the loss incurred by Holder as a result of such seizure or forfeiture.

            (c) This section shall impose no limitation on Maker's, Cornerstone's, or any other Exculpated Party's personal liability under and the exercise of any of Holder's rights under any indemnity from Maker, Cornerstone, or any other Exculpated Party to Holder including but not limited to, the Environmental Indemnification Agreement of even date herewith from Maker and Cornerstone to Payee with regard to the Security except as may be expressly set forth therein;

            (d) This section shall impose no limitation on or prejudice to the rights of Holder to proceed against any entity or person whatsoever, including Maker, Cornerstone, and the other Exculpated Parties, with respect to the enforcement of any guarantees of the Principal Indebtedness or other sums due hereunder or under any of the other Loan Documents or any part thereof, any master leases, or any similar rights of payment that may be entered into after the date hereof, except as may be expressly set forth in any such guarantee.

      16. Time of the Essence. Time is of the essence in this Note and the other Loan Documents.

      17. Attorneys' Fees. Any reference to "attorney fees" in this document includes but is not limited to both the fees, charges and costs incurred by Holder through its retention of outside legal counsel and the reasonably allocable fees, costs and charges for services rendered by Holder's in-house counsel. Any reference to "attorney fees" shall also include but not be limited to those attorneys or legal fees, costs and charges incurred by Holder in the collection of any Indebtedness, the enforcement of any obligations hereunder, the protection of the Security, the foreclosure of the Deed of Trust, the sale of the Security, the defense of actions arising hereunder and the collection, protection or setoff of any claim the Holder may have in a proceeding under Title 11, United States Code. Attorneys fees provided for hereunder shall accrue whether or not Holder has provided notice of an Event of Default or of an intention to exercise its remedies for such Event of Default.

      18. Action by Maker. Unless otherwise required by law, Maker may not take any action with respect to this Note, including, without limitation, any election to prepay the Principal Indebtedness, unless Maker takes the same action with respect to those two certain promissory notes of even date herewith given by Maker to (a) American General Life Insurance Company in the original principal amount of $32,666,667, and (b) Massachusetts Mutual Life Insurance Company in the original principal amount of $32,666,667.

      19. Waiver of Trial by Jury. Maker hereby waives its right to a trial by jury as to any matter arising out of or concerning the subject matter of this Note.

      IN WITNESS WHEREOF, Maker has duly executed this Note as a sealed instrument as of the day and year first above written.

                                    MAKER:

                                    1700 LINCOLN LIMITED

                                    By:  ARICO-Denver, Inc., general partner


                                         By: ________________________________
                                             Name:  Kevin P. Mahoney
                                             Title:  Vice President


                                         By: ________________________________
                                             Name:  Scott M. Dalrymple

                                             Title:  Vice President




                                    By:  1700 Lincoln, Inc., general partner


                                         By: ________________________________
                                             Name:  Kevin P. Mahoney
                                             Title:  Vice President


                                         By: ________________________________
                                             Name:  Scott M. Dalrymple
                                             Title:  Vice President

                                                                Denver, Colorado



                                 PROMISSORY NOTE
                    (AMERICAN GENERAL LIFE INSURANCE COMPANY)


$32,666,667
                                                                   July 23, 1996



         FOR VALUE RECEIVED, 1700 Lincoln Limited (hereinafter referred to as "Maker"), promises to pay to the order of American General Life Insurance Company, a Texas corporation, having its principal office at 2929 Allen Parkway, Houston, Texas 77019 (the "Payee"), or such other place as the Holder hereof may designate in writing (the legal holder from time to time of this Note, including Payee as the initial holder, hereinafter referred to as "Holder"), the principal sum of THIRTY-TWO MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SEVEN AND NO/100 DOLLARS ($32,666,667), or so much thereof as may be advanced to or for the benefit of Maker by Holder (hereinafter referred to as "Principal Indebtedness"), together with interest thereon at an annual rate of seven and one-half percent (7.5%) (the "Interest Rate"), in accordance with the provisions hereinafter set forth.

         1. Terms of Payment. If the date on which Principal Indebtedness is advanced to Maker ("the Advancement Date") is not the first day of a calendar month, then Maker shall pay to Holder on the first day of the first calendar month following the Advancement Date, interest only on the Principal Indebtedness, at the Interest Rate, calculated on the basis of a 365-day year and the number of days from and including the Advancement Date to and including the last day of the calendar month in which the Advancement Date occurs. On the first day of the second calendar month following the Advancement Date (or on the first day of the first calendar month following the date of this Note, if the date of this Note is the first day of a calendar month), and on the first day of each calendar month thereafter (hereinafter called the "monthly payment dates") until July 1, 2001, Maker shall pay to Holder the sum of $228,410.07 (hereinafter referred to as "monthly payments"), to be applied first to interest on the Principal Indebtedness from time to time outstanding at the Interest Rate and the balance to be applied in reduction of the Principal Indebtedness. The interest component of the monthly payments shall be calculated and applied on the basis of a 360-day year consisting of twelve 30-day months. On August 1, 2001 (the "Maturity

Date"), subject to extension in accordance with that certain Extension Option Agreement of even date herewith between Maker and Holder, Maker shall pay to Holder the entire Principal Indebtedness then remaining unpaid, together with accrued and unpaid interest thereon at the Interest Rate and any other charges due under this Note, the Deed of Trust (hereinafter defined), and any other documents evidencing or securing or pertaining to the advancement or disbursement of the Principal Indebtedness (collectively, the "Loan Documents"). The period from and including the date hereof to the Maturity Date, as the same may be extended, will be referred to hereinafter as the "Term".

         2. Prepayment. The term "Loan Years" shall mean the consecutive 12-month periods measured from the first day of the calendar month following the date of this Note or, if the date of this Note is the first day of a calendar month, then measured from the date of this Note. Except as specifically provided herein or in the Deed of Trust, no prepayment of the Principal Indebtedness shall be allowed during the first two (2) Loan Years (the "Closed Period"). Maker, whether or not a debtor in a proceeding under Title 11, United States Code, may prepay the Principal Indebtedness in full, but not in part, on any monthly payment date after the Closed Period, provided Maker gives Holder forty-five (45) days' prior written notice and pays a prepayment fee as described below.

         After the Closed Period the prepayment fee shall be calculated as follows:

                  (a) Through the end of the fourth Loan Year, or, if the Term is extended as provided in that certain Extension Option Agreement of even date herewith between Maker and Holder, through the end of the ninth Loan Year, the greater of:

                           (i) one percent (1%) of the then-existing balance of this Note, or

                           (ii)     Yield Maintenance as defined below.

                  (b) For the first nine (9) months of the fifth Loan Year, excluding any period after the Extension Notice, if any, and, for the first nine months of the tenth Loan Year, if applicable, Yield Maintenance as defined below.

         The loan may be prepaid at par during the last three (3) months of the Term, as the Term may be extended pursuant to the Extension Option Agreement (the "Open Period"). The foregoing prepayment fee will be due when the loan is prepaid after the Closed Period and prior to the Open Period, whether such prepayment is voluntary or results from default, acceleration or any other cause. Such prepayment fee will not be payable if such prepayment results from a casualty or condemnation and the application of insurance proceeds or condemnation awards to the loan.

         In the event of a prepayment during the Closed Period resulting from an acceleration by reason of Maker's default or any other reason, Maker shall pay to Holder a default prepayment fee calculated as follows:

                  (a) 3% of the then-existing principal balance of this Note, plus

                  (b)      Yield Maintenance as defined below:

         Yield Maintenance: Yield Maintenance is defined as the sum of the present values on the date of prepayment of each Monthly Interest Shortfall for the remaining Term of the loan discounted to present value at one-twelfth of the sum of the monthly Treasury Yield plus 50 basis points.

         The Monthly Interest Shortfall is calculated for each monthly payment and is the product of (i) the positive difference, if any, of the Semi-Annual Equivalent Rate less an amount equal to the Treasury Yield plus 50 basis points, divided by 12, times (ii) the principal balance of the loan that would have been outstanding on each monthly payment date for which the calculation is made for each full and partial month remaining in the Term, assuming that the loan had not been prepaid, that all payments due on the Loan had been made


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
on their respective due dates and that all such assumed payments had been applied first to accrued interest and then to principal.

         The present value for each Monthly Interest Shortfall amount is then determined by discounting each Monthly Interest Shortfall to the present value as of the date of prepayment of the Loan at one-twelfth the sum of the Treasury Yield plus 50 basis points.

         The "Semi-Annual Equivalent Rate" for this loan is 7.62%.

         The "Treasury Yield" will be determined by reference to the Federal Reserve Statistical Release H.15 (519) of Selected Interest Rates (or any similar successor publication of the Federal Reserve) for the first week ending not less than two full weeks prior to the prepayment date. If the remaining Term is less than one year, the Treasury Yield will equal the yield for 1-Year Treasury Constant Maturities. If the remaining Term is equal to one of the maturities of the Treasury Constant Maturities (e.g., 1-year, 2-year, etc.), then the Treasury Yield will equal the yield for the Treasury Constant Maturity with a maturity equaling the remaining Term. If the remaining Term is longer than one year, but does not equal one of the maturities of the Treasury Constant Maturities, then the Treasury Yield will be interpolated on a straight-line basis based on the Yields for the Treasury Constant Maturities with a maturity closest to the remaining Term.

         The aforementioned prepayment fee does not constitute a penalty, but rather represents the reasonable estimate, agreed to between Maker and Payee, of a fair compensation for the loss that may be sustained by Holder due to prepayment of the Principal Indebtedness prior to the Maturity Date. Any prepayment fee required pursuant to the preceding paragraphs shall be paid without prejudice to the right of Holder to collect any of the amounts owing under this Note or the Deed of Trust or otherwise, to enforce any of its rights or remedies arising out of an Event of Default hereunder.

         3. Security. This Note is secured by, among other things, a deed of trust (hereinafter referred to as the "Deed of Trust") given by Maker for the benefit of Payee and others, of even date herewith, constituting a first lien on real estate and a first priority security interest in personal property and any leasehold in such personal property and an assignment of rents and leases (hereinafter collectively referred to as the "Security"), in the City and County of Denver, State of Colorado.

         4. Location and Medium of Payments. The sums payable under this Note or under the Deed of Trust shall be paid to Holder at its principal address hereinabove set forth, or at such other place as Holder may from time to time hereafter designate to Maker in writing, in legal tender of the United States of America.

         5. Acceleration of Maturity. At the option of Holder, which may be exercised at any time after one or more of the following events (each being an "Event of Default") shall have occurred, the whole of the Principal Indebtedness, together with all interest and other charges due under any of the Loan Documents, shall immediately become due and payable ("Acceleration of Maturity"): (a) if any payment of any installment of the Principal Indebtedness, and/or interest or of any other sum due hereunder is not received by Holder within five business days following the date when such payment was due; or (b) if a default or an Event of Default shall occur under the Deed of Trust or any other of the Loan Documents, which is not cured within any applicable grace period afforded therein, if any.

         6. Late Charges; Interest Following Event of Default. If any payment of principal or interest due under this Note or any escrow payment required under
Section 5 of the Deed of Trust is not paid when due, without regard to any cure or grace period, Maker shall pay and Holder shall be entitled to collect a late payment charge for each month or fraction thereof during which such payment is not made when due and for each month thereafter that such sum remains unpaid, equal to the lesser of four percent (4%) of such late payment, or the maximum amount permitted by law, for the purpose of defraying the expense incurred by Holder in handling and processing such delinquent payment, and such amount shall be secured by the Deed of Trust.

         In addition to any late payment charge which may be due under this Note, Maker shall pay interest on all sums due hereunder at a rate (the "Default Rate") equal to the lesser of (i) the Interest Rate plus four percent (4%) per annum, or (ii) the maximum rate permitted by law, from and after the first to occur of the following events: if Holder elects to cause the Acceleration of Maturity or if a petition under Title 11, United States Code, shall be filed by or against Maker.

         7. Collection and Enforcement Costs. Maker, upon demand, shall pay Holder for all costs and expenses, including without limitation attorneys' fees, paid or incurred by Holder in connection with the collection of any sum due hereunder, or in connection with enforcement of any of Holder's rights or Maker's obligations under this Note, the Deed of Trust or any of the other Loan Documents.

         8. Continuing Liability. The obligation of Maker to pay the Principal Indebtedness, interest and all other sums due hereunder shall continue in full force and effect and in no ways be impaired, until the actual payment thereof to Holder, and in case of a sale or transfer of all or any part of the Security, or in case of any further agreement given to secure the payment of this Note, or in case of any agreement or stipulation extending the time or modifying the terms of payment above recited, Maker shall nevertheless continue to be liable on this Note, as extended or modified by any such agreement or stipulation, unless released and discharged in writing by Holder.

         9. Joint and Several Liability. If more than one person, corporation, partnership or other entity shall execute this Note, then each person and entity shall be fully liable for all obligations of Maker hereunder, and such obligations shall be joint and several.

         10. No Oral Changes; Waivers. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of a change is sought. The provisions of this Note shall extend and be applicable to all renewals, amendments, extensions, consolidations, and modifications of the Deed of Trust and/or the other Loan Documents, and any and all references herein to the Deed of Trust and/or the Loan Documents shall be deemed to include any such renewals, amendments, extensions, consolidations, or modifications thereof.

         Maker and any future indorsers, sureties, and guarantors hereof, jointly and severally, waive presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default (except notice of default required hereby, if any), or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by the Holder; and Maker and all future indorsers, sureties and guarantors hereof consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Holder hereof with respect to the payment or other provisions of this Note, and to the release of the collateral, or any part thereof, with or without substitution, and agree that additional makers, indorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

         Holder shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Holder, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event. The acceptance by Holder of payment hereunder that is less than payment in full of all amounts due at the time of such payment shall not without the express written consent of
Holder: (i) constitute a waiver of the right to exercise any of Holder's remedies at that time or at any subsequent time, (ii) constitute an accord and satisfaction, or (iii) nullify any prior exercise of any remedy.

         No failure to cause an Acceleration of Maturity hereof by reason of an Event of Default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Colorado; and, to the maximum extent permitted by law, Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

         To the maximum extent permitted by law, Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, and appraisement now provided, or which may hereafter be provided, by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.

         11. Bind and Inure. This Note shall bind and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

         12. Applicable Law. The provisions of this Note shall be construed and enforceable in accordance with the laws of the State of Colorado.

         If any provision of this Note or the application hereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Note nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law, except that if such provision would result in a reduction in the Interest Rate or other material change in the payment of a monetary sum, then the Holder may, at its option, declare the entire indebtedness evidenced hereby due and payable upon sixty (60) days prior written notice to Maker and, provided no

Event of Default is then continuing, without prepayment fee or premium.

         13. Usury. In no event shall Maker be bound to pay interest in excess of the limit for the use, forbearance or detention of the money loaned pursuant to this Note; the right to demand any such excess being hereby expressly waived by Holder.

         14. Notice. Any notice, request, demand, statement or consent made hereunder shall be in writing signed by the party giving such notice, request, demand, statement or consent, and shall be deemed to have been properly given when either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States Mail, postage prepaid and registered or certified return receipt requested, at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing. The effective date of any notice given as aforesaid shall be the date of personal service, one (1) business day after delivery to such overnight delivery service, or three (3) business days after being deposited in the United States Mail, whichever is applicable. For purposes hereof, the addresses are as follows:


                  If to Holder:      American General Realty Advisors, Inc.
                                     2929 Allen Pkwy., 34th Floor
                                     Houston, TX 77019
                                     Telecopy No.: (713) 831-1033
                                     Attn: Director, Mortgage Loans

                  With copies to:    Connecticut General Life Insurance Company
                                     c/o CIGNA Investments, Inc.
                                     900 Cottage Grove Road
                                     Hartford, CT 06152-2319
                                     Attn: Investment Services, S-319

                                     And

                                     Massachusetts Mutual Life Insurance Company
                                     1295 State Street
                                     Springfield, MA 01111
                                     Telecopy No.: (413) 744-6123
                                     Attn: ITS: Senior Managing Director of
                                                                 Real Estate

                  With a copy to:    CIGNA Corporation

                                     Investment Law Department
                                     900 Cottage Grove Road
                                     Hartford, CT 06152-2215
                                     Attn:  Real Estate Division, S-215A

                  With a courtesy
                  copy to:           Fairfield and Woods, P.C.
                                     1700 Lincoln Street, Suite 2400
                                     Denver, Colorado 80203
                                     Attn: Thomas P. Kearns, Esq.

                  If to Maker:       Cornerstone Properties Inc.
                                     126 East 56th Street
                                     New York, New York 10022
                                     Attn: Kevin P. Mahoney

                  With a courtesy
                  copy to:           Shearman & Sterling
                                     Citicorp Center
                                     153 East 53rd Street
                                     New York City, N.Y. 10022-4676
                                     Attn: Timothy G. Little, Esq.


         Notwithstanding the foregoing agreement to provide a courtesy copy to Maker's attorneys, such copy shall be a courtesy copy only, and failure to provide such courtesy copy shall have absolutely no effect or entitle Maker to any remedy whatsoever. Any notice duly given to Maker shall be effective whether or not the courtesy copy was given to Maker's attorneys.

         15. Nonrecourse. Except as specifically provided hereinafter in this
Section 15 and in Section 40 of the Deed of Trust, neither Maker, Cornerstone Properties Inc. ("Cornerstone"), nor any of the general or limited partners of Maker nor any of their respective officers, directors, shareholders, agents, employees or representatives (collectively the "Exculpated Parties") shall be personally liable for the payment of any sums due hereunder or the performance of any obligations of Maker hereunder or under the other Loan Documents. No judgment for the repayment of the Principal Indebtedness or interest thereon or any other amount payable pursuant to any of the Loan Documents, will be enforced against any of the Exculpated Parties personally or any property of any of the Exculpated Parties other than the Security and any other security now or hereafter expressly granted under the Loan Documents in any action to foreclose the Deed of Trust or to otherwise realize upon any security now or hereafter expressly granted under the Loan Documents or to collect any amount payable hereunder. Notwithstanding the foregoing:

                  (a) Nothing herein contained shall be construed as prohibiting Holder from exercising any and all remedies which the Loan Documents permit, including the right to bring actions or proceedings against Maker, Cornerstone, and other Exculpated Parties and to enter a judgment against Maker, Cornerstone, and any other Exculpated Parties, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of Maker, Cornerstone, or any other Exculpated Party other than the security now or hereafter expressly granted under the Loan Documents;

                  (b) Maker and Cornerstone shall each be fully and personally liable for, and the other Exculpated Parties (to the extent the other Exculpated Parties would be liable outside of the provisions of this section) shall be fully and personally liable for, (i) misapplying any condemnation awards or insurance awards attributable to the Security, to the full extent of such awards so misapplied, (ii) misapplying any security deposits attributable to the Security, to the full extent of such deposits so misapplied, (iii) collecting any rents more than thirty (30) days in advance in violation of any covenant contained in the Loan Documents, to the full extent of such rents so collected in advance, (iv) committing fraud or intentional misrepresentation in connection with the operation of the Security or the making of the loan evidenced hereby, to the full extent of any loss, damage, expense or costs (including reasonable attorneys' fees) incurred by Holder resulting from such fraud, misrepresentation or waste, (v) failing to pay in order of priority: real estate taxes or assessments, (or escrow accounts established therefor), operating and maintenance expenses relating to the Real Property, other sums required by the Loan Documents, deposits into a required reserve account, capital expenditures, management fees, leasing fees and expenses, marketing and advertising costs and debt service or other amounts due on the Indebtedness, but only to the extent of any gross revenues from the Security that were available to pay such expenses but were not so used during the period beginning six (6) months prior to either (A) Maker's receipt of notice of default under the loan documents or (B) the occurrence of a default under the loan documents that would not require notice in order to ripen into an event of default, and continuing through the date Holder takes title to the Real Property; (vi) the seizure or forfeiture of the Security due to the criminal activity by Maker or Cornerstone Properties, Inc., any constituent partner of Maker or Cornerstone Properties, Inc., or any of their respective shareholders, partners, officers, employees or agents, in the full amount of the loss incurred by Holder as a result of such seizure or forfeiture.

                  (c) This section shall impose no limitation on Maker's, Cornerstone's, or any other Exculpated Party's personal liability under and the exercise of any of Holder's rights under any indemnity from Maker, Cornerstone, or any other Exculpated Party to Holder including but not limited to, the Environmental Indemnification Agreement of even date herewith from Maker and Cornerstone to Payee with regard to the Security except as may be expressly set forth therein;

                  (d) This section shall impose no limitation on or prejudice to the rights of Holder to proceed against any entity or person whatsoever, including Maker, Cornerstone, and the other Exculpated Parties, with respect to the enforcement of any guarantees of the Principal Indebtedness or other sums due hereunder or under any of the other Loan Documents or any part thereof, any master leases, or any similar rights of payment that may be entered into after the date hereof, except as may be expressly set forth in any such guarantee.

         16. Time of the Essence. Time is of the essence in this Note and the other Loan Documents.

         17. Attorneys' Fees. Any reference to "attorney fees" in this document includes but is not limited to both the fees, charges and costs incurred by Holder through its retention of outside legal counsel and the reasonably allocable fees, costs and charges for services rendered by Holder's in-house counsel. Any reference to "attorney fees" shall also include but not be limited to those attorneys or legal fees, costs and charges incurred by Holder in the collection of any Indebtedness, the enforcement of any obligations hereunder, the protection of the Security, the foreclosure of the Deed of Trust, the sale of the Security, the defense of actions arising hereunder and the collection, protection or setoff of any claim the Holder may have in a proceeding under Title 11, United States Code. Attorneys fees provided for hereunder shall accrue whether or not Holder has provided notice of an Event of Default or of an intention to exercise its remedies for such Event of Default.

         18. Action by Maker. Unless otherwise required by law, Maker may not take any action with respect to this Note, including, without limitation, any election to prepay the Principal Indebtedness, unless Maker takes the same action with respect to those two certain promissory notes of even date herewith given by Maker to (a) Connecticut General Life Insurance Company in the original principal amount of $32,666,666, and (b) Massachusetts Mutual Life Insurance Company in the original principal amount of $32,666,667.

         19. Waiver of Trial by Jury. Maker hereby waives its right to a trial by jury as to any matter arising out of or concerning the subject matter of this Note.

         IN WITNESS WHEREOF, Maker has duly executed this Note as a sealed instrument as of the day and year first above written.

                                     MAKER:

                                     1700 LINCOLN LIMITED

                                     By:   ARICO-Denver, Inc., general partner


                                         By: ________________________________
                                             Name:  Kevin P. Mahoney
                                             Title:  Vice President

                                         By: ________________________________
                                             Name:  Scott M. Dalrymple
                                             Title:  Vice President




                                     By:   1700 Lincoln, Inc., general partner


                                         By: ________________________________
                                             Name:  Kevin P. Mahoney
                                             Title:  Vice President


                                         By: ________________________________
                                             Name:  Scott M. Dalrymple
                                             Title:  Vice President